UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2015

Date of reporting period: June 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

JUN    06.30.15

ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

August 11, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Concentrated Growth Fund (the “Fund”), for the annual reporting period ended June 30, 2015. Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Concentrated Growth Fund to AB Concentrated Growth Fund.

Investment Objective and Policies

The Fund’s investment objective is to earn capital gains. AllianceBernstein L.P. (the “Adviser”) seeks to achieve the Fund’s investment objective of capital gains (i.e., growth in the value of the Fund’s shares) by investing primarily in common stocks of listed U.S. companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities.

The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. The Fund primarily invests in large-market capitalization companies, which the Adviser defines as companies that have market capitalizations of $5 billion or more (“large-cap”).

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended.

Although the Fund primarily invests in large-cap stocks, it may also invest in the stocks of mid-capitalization companies, which the Adviser defines, with respect to the Fund, as companies that have market capitalizations of $2 billion to $5 billion (“mid-cap”). Mid-cap stocks may be more volatile and less liquid than large-cap stocks.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Multi-Cap

AB CONCENTRATED GROWTH FUND •	1

Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment mandates to the Fund, although some may have different investment policies and sales and management fees and fund expenses.

All class shares of the Fund outperformed the benchmark and the Lipper Average for the 12-month period. Top absolute contributors to performance included Zoetis, Quintiles, MasterCard, Celgene and Apple. Both stock and sector selection added positively to performance relative to the benchmark. In particular, an underweight to the energy sector and an overweight to the health care sector contributed. Security selection in the technology, health care and financials sectors stood out. Somewhat offsetting these gains was an overweight in the materials and industrials sectors. Security selection in the consumer discretionary and energy sectors detracted as well. Top absolute detractors to absolute performance included Precision Castparts, FMC Technologies, Ralph Lauren, Priceline and Praxair.

All share classes of the Fund outperformed the benchmark but underperformed the Lipper Average for the six-month period. Top absolute contributors included Quintiles, Yum! Brands, Verisk Analytics, Apple and Zoetis. Relative to the benchmark, an overweight to the health care sector contributed to returns, as did an underweight to the energy sector. Stock selection in the technology and health care sectors was also positive. Detracting from performance was an overweight to the industrials sector, in addition to stock selection in the consumer discretionary and energy sectors. Top absolute detractors included Ralph Lauren, Precision Castparts, FMC Technologies, VF Corp and Priceline.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

While equity markets posted attractive returns during both periods, volatility emerged. In this environment, the Concentrated Growth Investment Team (the “Team”) remained focused on sustainably growing the underlying earnings power of the Fund. With improving gross domestic product growth, robust job gains and strengthening wages, the Team believes the prospects for the U.S. economy remain promising. In the Team’s view, this economic growth should drive continued, but potentially more modest, earnings growth over time. That said, the Team believes a selective investment approach is more appropriate, especially if margin gains are more limited in the next couple of years. The Team believes the Fund is well positioned for the current environment.

2	• AB CONCENTRATED GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Non-diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB CONCENTRATED GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Concentrated Growth Fund
Class A	3.32%	12.12%

Class C	2.94%	11.29%

Advisor Class*	3.42%	12.34%

Class R*	3.19%	11.82%

Class K*	3.32%	12.12%

Class I*	3.42%	12.42%

Class Z*	3.42%	12.34%

S&P 500 Index	1.23%	7.42%

Lipper Multi-Cap Growth Funds Average	4.70%	9.41%

*    Advisor Class and Class R, K, I and Z shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB CONCENTRATED GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 6/30/05 – 6/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Concentrated Growth Fund Advisor Class shares (from 6/30/2005 to 6/30/2015) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB CONCENTRATED GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AS OF JUNE 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	12.12%	7.33%
Since Inception*	13.55%	9.92%

Class C Shares
1 Year	11.29%	10.29%
Since Inception*	12.73%	12.73%

Advisor Class Shares†
1 Year	12.34%	12.34%
5 Years	18.76%	18.76%
10 Years	8.48%	8.48%

Class R Shares†
1 Year	11.82%	11.82%
Since Inception*	13.26%	13.26%

Class K Shares†
1 Year	12.12%	12.12%
Since Inception*	13.55%	13.55%

Class I Shares†
1 Year	12.42%	12.42%
Since Inception*	13.84%	13.84%

Class Z Shares†
1 Year	12.34%	12.34%
Since Inception*	13.78%	13.78%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.38%, 3.34%, 2.06%, 2.59%, 2.38%, 1.75% and 2.05% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K ,Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2016. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 2/28/2014.

†	Advisor Class and Class R, K, I and Z shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Classes R, K, I and Z shares is listed above.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• AB CONCENTRATED GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	7.33%
Since Inception*	9.92%

Class C Shares
1 Year	10.29%
Since Inception*	12.73%

Advisor Class Shares†
1 Year	12.34%
5 Years	18.76%
10 Years	8.48%

Class R Shares†
1 Year	11.82%
Since Inception*	13.26%

Class K Shares†
1 Year	12.12%
Since Inception*	13.55%

Class I Shares†
1 Year	12.42%
Since Inception*	13.84%

Class Z Shares†
1 Year	12.34%
Since Inception*	13.78%

*	Inception date: 2/28/2014

†	Advisor Class and Class R, K, I and Z shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Classes R, K, I and Z shares is listed above.

See Disclosures, Risks and Note about Historical Performance on page 3.

AB CONCENTRATED GROWTH FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A**
Actual	$1,000	$1,033.20	$6.25	1.24%
Hypothetical**	$1,000	$1,018.65	$6.21	1.24%
Class C
Actual	$1,000	$1,029.40	$10.01	1.99%
Hypothetical**	$1,000	$1,014.93	$9.94	1.99%
Advisor Class
Actual	$1,000	$1,034.20	$4.99	0.99%
Hypothetical**	$1,000	$1,019.89	$4.96	0.99%
Class R
Actual	$1,000	$1,031.90	$7.46	1.49%
Hypothetical**	$1,000	$1,017.46	$7.40	1.49%
Class K
Actual	$1,000	$1,033.20	$6.30	1.24%
Hypothetical**	$1,000	$1,018.60	$6.26	1.24%
Class I
Actual	$1,000	$1,034.20	$4.99	0.99%
Hypothetical**	$1,000	$1,019.89	$4.96	0.99%
Class Z
Actual	$1,000	$1,034.20	$4.99	0.99%
Hypothetical**	$1,000	$1,019.89	$4.96	0.99%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB CONCENTRATED GROWTH FUND

Expense Example

PORTFOLIO SUMMARY

June 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $251.8

TEN LARGEST HOLDINGS†

June 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Ecolab, Inc.	$17,631,683	7.0%
Quintiles Transnational Holdings, Inc.	15,971,586	6.3
MasterCard, Inc. – Class A	15,056,730	6.0
Verisk Analytics, Inc. – Class A	14,478,003	5.8
Abbott Laboratories	14,332,685	5.7
Sensata Technologies Holding NV	14,125,038	5.6
Zoetis, Inc.	14,087,811	5.6
Precision Castparts Corp.	13,014,135	5.2
Charles Schwab Corp. (The)	12,421,856	4.9
Yum! Brands, Inc.	12,376,091	4.9
	$143,495,618	57.0%

*	All data are as of June 30, 2015. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB CONCENTRATED GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Health Care – 22.5%
Biotechnology – 4.9%
Celgene Corp.(a)	105,668	$12,229,486

Health Care Equipment & Supplies – 5.7%
Abbott Laboratories	292,027	14,332,685

Life Sciences Tools & Services – 6.3%
Quintiles Transnational Holdings, Inc.(a)	219,964	15,971,586

Pharmaceuticals – 5.6%
Zoetis, Inc.	292,157	14,087,811

		56,621,568

Information Technology – 22.4%
Electronic Equipment, Instruments & Components – 4.8%
Amphenol Corp. – Class A	211,053	12,234,742

IT Services – 8.2%
Accenture PLC – Class A	56,904	5,507,169
MasterCard, Inc. – Class A	161,069	15,056,730

		20,563,899

Software – 4.5%
ANSYS, Inc.(a)	124,908	11,396,606

Technology Hardware, Storage & Peripherals – 4.9%
Apple, Inc.	98,121	12,306,827

		56,502,074

Industrials – 20.6%
Aerospace & Defense – 5.2%
Precision Castparts Corp.	65,113	13,014,135

Electrical Equipment – 9.7%
AMETEK, Inc.	188,168	10,307,843
Sensata Technologies Holding NV(a)	267,824	14,125,038

		24,432,881

Professional Services – 5.7%
Verisk Analytics, Inc. – Class A(a)	198,983	14,478,003

		51,925,019

Consumer Discretionary – 18.3%
Hotels, Restaurants & Leisure – 4.9%
Yum! Brands, Inc.	137,390	12,376,091

Internet & Catalog Retail – 4.6%
Priceline Group, Inc. (The)(a)	9,979	11,489,521

Textiles, Apparel & Luxury Goods – 8.8%
Ralph Lauren Corp.	74,110	9,809,200
VF Corp.	176,997	12,343,771

		22,152,971

		46,018,583

10	• AB CONCENTRATED GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 7.0%
Chemicals – 7.0%
Ecolab, Inc.	155,936	$17,631,683

Financials – 4.9%
Capital Markets – 4.9%
Charles Schwab Corp. (The)	380,455	12,421,856

Consumer Staples – 3.7%
Household Products – 3.7%
Colgate-Palmolive Co.	142,251	9,304,638

Total Common Stocks (cost $232,419,585)		250,425,421

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(b)(c) (cost $2,428,247)	2,428,247	2,428,247

Total Investments – 100.4% (cost $234,847,832)		252,853,668
Other assets less liabilities – (0.4)%		(1,008,803)

Net Assets – 100.0%		$251,844,865

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	11

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $232,419,585)	$250,425,421
Affiliated issuers (cost $2,428,247)	2,428,247
Receivable for capital stock sold	2,250,151
Receivable for investment securities sold	652,023
Dividends and interest receivable	108,668

Total assets	255,864,510

Liabilities
Payable for investment securities purchased	3,298,703
Payable for capital stock redeemed	504,192
Advisory fee payable	86,268
Administrative fee payable	14,095
Distribution fee payable	11,292
Transfer Agent fee payable	2,146
Accrued expenses and other liabilities	102,949

Total liabilities	4,019,645

Net Assets	$251,844,865

Composition of Net Assets
Capital stock, at par	$878
Additional paid-in capital	228,434,976
Accumulated net investment loss	(186,186)
Accumulated net realized gain on investment transactions	5,589,361
Net unrealized appreciation on investments	18,005,836

$251,844,865

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$13,785,462	481,910	$28.61	*

C	$10,651,630	376,000	$28.33

Advisor	$192,909,465	6,724,222	$28.69

R	$11,477	402.54	$28.51

K	$11,516	402.54	$28.61

I	$11,674	406.55	$28.71

Z	$34,463,641	1,201,279	$28.69

*	The maximum offering price per share for Class A shares was $29.88 which reflects a sales charge of 4.25%.

See notes to financial statements.

12	• AB CONCENTRATED GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2015

Investment Income
Dividends
Unaffiliated issuers	$1,261,199
Affiliated issuers	1,762	$1,262,961

Expenses
Advisory fee (see Note B)	1,176,006
Distribution fee—Class A	13,266
Distribution fee—Class C	42,884
Distribution fee—Class R	55
Distribution fee—Class K	28
Transfer agency—Class A	3,212
Transfer agency—Class C	2,635
Transfer agency—Advisor Class	55,678
Transfer agency—Class R	7
Transfer agency—Class K	6
Transfer agency—Class I	1,823
Transfer agency—Class Z	4,205
Custodian	104,908
Registration fees	97,457
Administrative	62,489
Audit and tax	36,956
Legal	36,711
Printing	25,353
Directors’ fees	13,806
Miscellaneous	12,146

Total expenses	1,689,631
Less: expenses waived and reimbursed by the Adviser (see Note B)	(177,326)

Net expenses		1,512,305

Net investment loss		(249,344)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		7,671,365
Net change in unrealized appreciation/depreciation of investments		8,300,783

Net gain on investment transactions		15,972,148

Net Increase in Net Assets from Operations		$15,722,804

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	13

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2015	Six Months Ended June 30, 2014*		Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(249,344)	$(17,575)		$(29,285)
Net realized gain on investment transactions	7,671,365	1,677,029		2,394,912
Net change in unrealized appreciation/depreciation of investments	8,300,783	1,117,374		4,287,253

Net increase in net assets from operations	15,722,804	2,776,828		6,652,880
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(96,573)	– 0	–	– 0	–
Class C	(80,799)	– 0	–	– 0	–
Advisor Class	(2,366,806)	(530,359)		– 0	–
Class R	(317)	– 0	–	– 0	–
Class K	(317)	– 0	–	– 0	–
Class I	(320)	– 0	–	– 0	–
Class Z	(874,981)	– 0	–	– 0	–
Capital Stock Transactions
Net increase	176,434,293	35,691,068		84,245

Total increase	188,736,984	37,937,537		6,737,125
Net Assets
Beginning of period	63,107,881	25,170,344		18,433,219

End of period (including accumulated net investment loss of ($186,186), $0 and $0, respectively)	$251,844,865	$63,107,881		$25,170,344

*	The Predecessor Fund changed its fiscal year end from December 31 to June 30.

See notes to financial statements.

14	• AB CONCENTRATED GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select U.S. Equity Portfolio, AB All Market Growth Portfolio (formerly AB Dynamic All Market Portfolio), AB Select U.S. Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select U.S. Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Concentrated Growth Fund. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares are not currently offered. As of June 30, 2015 AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales

AB CONCENTRATED GROWTH FUND •	15

Notes to Financial Statements

charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the “Predecessor Fund” Board of Trustees and shareholders, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund as of the close of business on February 28, 2014 (the “Reorganization”). As part of the Reorganization, shareholders of the Predecessor Fund received Advisor Class shares of the Fund, in an amount equal to the aggregate net asset value of his or her investment in the Predecessor Fund as of February 28, 2014. The event was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class financial highlights reflect the financial information of the Predecessor Fund through February 28, 2014.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are

16	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on

AB CONCENTRATED GROWTH FUND •	17

Notes to Financial Statements

their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$250,425,421		$	– 0	–	$	– 0	–	$250,425,421
Short-Term Investments	2,428,247			– 0	–		– 0	–	2,428,247

Total Investments in Securities	252,853,668			– 0	–		– 0	–	252,853,668
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$252,853,668		$	– 0	–	$	– 0	–	$252,853,668

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

18	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

AB CONCENTRATED GROWTH FUND •	19

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

20	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Redemption Fees

Prior to the Reorganization, the Predecessor Fund imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the period from January 1, 2014 through February 28, 2014, there were no redemption fees imposed. For the years ended December 31, 2013 and December 31, 2012, the Predecessor Fund received $1 and $9 in redemption fees, respectively.

9. Change of Fiscal Year End

The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is June 30. Accordingly, statement of changes in net assets and the Advisor Class financial highlights include the six months from January 1, 2014 to June 30, 2014.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive .20% of the management fee until March 1, 2016. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps will remain in effect until March 1, 2016 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. Prior to February 28, 2014, the Predecessor Fund’s Adviser, WPS Advisors, Inc., agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.23% of daily net assets. For the year ended June 30, 2015 such reimbursement/waiver amounted to $177,326.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2015, the reimbursement for such services amounted to $62,489.

AB CONCENTRATED GROWTH FUND •	21

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the Reorganization, UMB Fund Services, Inc. was the Transfer Agent. Such compensation retained by ABIS amounted to $26,746 for the year ended June 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $9,946 from the sale of Class A shares and received $–0– and $930 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2015 is as follows:

Market Value June 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)	Dividend Income (000)
$1,205	$88,227	$87,004	$2,428	$2

Brokerage commissions paid on investment transactions for the year ended June 30, 2015 amounted to $80,088, of which $175 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25%

of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the

22	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $64,598, $0 and $0 for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Prior to the Reorganization, IMST Distributors, LLC was the Distributor. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$206,304,842		$33,745,740
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$234,909,070

Gross unrealized appreciation	$21,731,130
Gross unrealized depreciation	(3,786,532)

Net unrealized appreciation	$17,944,598

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended June 30, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment

AB CONCENTRATED GROWTH FUND •	23

Notes to Financial Statements

opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares						Amount
	Year Ended June 30, 2015		Six Months Ended June 30, 2014(a)		Year Ended December 31, 2013		Year Ended June 30, 2015			Six Months Ended June 30, 2014(a)		Year Ended December 31, 2013

Class A(b)
Shares sold	543,820		2,131		– 0	–		$15,195,992		$53,848		$	– 0	–

Shares issued in reinvestment of distributions	3,516		– 0	–	– 0	–		95,300		– 0	–		– 0	–

Shares redeemed	(67,557)		– 0	–	– 0	–		(1,910,660)		– 0	–		– 0	–

Net increase	479,779		2,131		– 0	–		$13,380,632		$53,848		$	– 0	–

Class C(b)
Shares sold	378,795		1,778		– 0	–		$10,464,660		$45,003		$	– 0	–

Shares issued in reinvestment of distributions	2,804		– 0	–	– 0	–		75,566		– 0	–		– 0	–

Shares redeemed	(7,377)		– 0	–	– 0	–		(208,464)		– 0	–		– 0	–

Net increase	374,222		1,778		– 0	–		$10,331,762		$45,003		$	– 0	–

Advisor Class
Shares sold	6,238,315		457,344		127,846			$172,690,899		$11,567,152			$2,908,271

Shares issued in reinvestment of distributions	84,367		20,856		– 0	–		2,290,571		514,729			– 0	–

Shares redeemed	(992,409)		(59,929)		(127,117)			(27,790,815)		(1,529,676)			(2,824,026)

Net increase	5,330,273		418,271		729			$147,190,655		$10,552,205			$84,245

Class R(b)
Shares sold	– 0	–	403		– 0	–	$	– 0	–	$10,003		$	– 0	–

Shares issued in reinvestment of distributions	– 0	–(c)	– 0	–	– 0	–		– 0	–	– 0	–		– 0	–

Net increase	– 0	–	403		– 0	–	$	– 0	–	$10,003		$	– 0	–

24	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

	Shares						Amount
	Year Ended June 30, 2015		Six Months Ended June 30, 2014(a)		Year Ended December 31, 2013		Year Ended June 30, 2015			Six Months Ended June 30, 2014(a)		Year Ended December 31, 2013

Class K(b)
Shares sold	– 0	–	403		– 0	–	$	– 0	–	$10,003		$	– 0	–

Shares issued in reinvestment of distributions	– 0	–(c)	– 0	–	– 0	–		– 0	–	– 0	–		– 0	–

Net increase	– 0	–	403		– 0	–	$	– 0	–	$10,003		$	– 0	–

Class I(b)
Shares sold	– 0	–	1,002,406		– 0	–	$	– 0	–	$25,010,003		$	– 0	–

Shares issued in reinvestment of distributions	– 0	–(c)	– 0	–	– 0	–		– 0	–	– 0	–		– 0	–

Shares redeemed	(1,002,000)		– 0	–	– 0	–		(27,484,860)		– 0	–		– 0	–

Net increase (decrease)	(1,002,000)		1,002,406		– 0	–		$(27,484,860)		$25,010,003		$	– 0	–

Class Z(b)
Shares sold	1,171,230		403		– 0	–		$32,212,632		$10,003		$	– 0	–

Shares issued in reinvestment of distributions	30,545		– 0	–	– 0	–		829,303		– 0	–		– 0	–

Shares redeemed	(899)		– 0	–	– 0	–		(25,831)		– 0	–		– 0	–

Net increase	1,200,876		403		– 0	–		$33,016,104		$10,003		$	– 0	–

(a)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is June 30.
(b)	Commenced distribution on February 28, 2014.
(c)	Amount is less than one share.

NOTE F

Risks Involved in Investing in the Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any singe economic, political or regulatory occurrence.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had

AB CONCENTRATED GROWTH FUND •	25

Notes to Financial Statements

prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as a part of the Facility on July 10, 2014. For the period July 10, 2014 through June 30, 2015, the Fund did not utilize the Facility.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,200,078	$–0 –
Net long-term capital gains	2,220,035	530,359

Total taxable distributions paid	$3,420,113	$530,359

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$6,269,218
Accumulated capital and other losses	(804,805	)(a)
Unrealized appreciation/(depreciation)	17,944,598	(b)

Total accumulated earnings/(deficit)	$23,409,011

(a)	At June 30, 2015, the Fund had a qualified late-year ordinary loss deferral of $186,186 and a short-term capital loss deferral of $618,619. These losses are deemed to arise on July 1, 2015.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2015, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the utilization of a net operating loss to offset capital gains and the utilization of

26	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Merger and Reorganization

At a meeting held on November 11, 2013, the Board, on behalf of the Fund, and the Board of Trustees of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund. The acquisition was completed at the close of business February 28, 2014.

Predecessor Fund*/The Fund	Exchanged shares of Fund issued	Value of exchanged shares	Predecessor Fund’s shares outstanding as of February 28, 2014
W.P. Stewart & Co. Growth Fund/ AllianceBernstein Concentrated Growth Fund	992,399	$24,658,202	992,399

*	Represents the accounting survivor.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s shares were transferred in exchange for the Fund’s Advisor Class shares, in a tax-free exchange as follows:

Predecessor Fund*/The Fund	The Fund’s aggregate net assets before the Reorganization	The Predecessor Fund’s aggregate net assets before the Reorganization	The Predecessor Fund’s unrealized appreciation	The Fund’s aggregate net assets immediately after the Reorganization
W.P. Stewart & Co. Growth Fund/ AllianceBernstein Concentrated Growth Fund	– 0 –	$24,658,202	$8,018,218	$24,658,202

*	Represents the accounting survivor.

NOTE J

Stock Split

The Predecessor Fund had a 10 for 1 stock split with ex and payable dates of May 2, 2011, to shareholders of record as of April 29, 2011. This resulted in an increase in shares outstanding from 106,689 to 1,066,895 and a decrease in net asset value from $167.21 to $16.72.

AB CONCENTRATED GROWTH FUND •	27

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30, 2015	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.26	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.10)	(.01)
Net realized and unrealized gain on investment transactions	3.24	1.42

Net increase in net asset value from operations	3.14	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 28.61	$ 26.26

Total Return
Total investment return based on net asset value(d)	12.12%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,785	$56
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24%	1.24	%^
Expenses, before waivers/reimbursements	1.39%	2.58	%^
Net investment loss(c)	(.37)%	(.20	)%^
Portfolio turnover rate	23%	17%

See footnote summary on page 35.

AB CONCENTRATED GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30, 2015	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.20	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.32)	(.05)
Net realized and unrealized gain on investment transactions	3.24	1.40

Net increase in net asset value from operations	2.92	1.35

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 28.33	$ 26.20

Total Return
Total investment return based on net asset value(d)	11.29%	5.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,652	$47
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.99%	1.99	%^
Expenses, before waivers/reimbursements	2.14%	3.54	%^
Net investment loss(c)	(1.15)%	(.93	)%^
Portfolio turnover rate	23%	17%

See footnote summary on page 35.

30	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30, 2015	Six Months Ended June 30, 2014(e)	Year Ended December 31,
2013	2012	2011	2010

Net asset value, beginning of period	$ 26.28	$ 25.80	$ 18.91	$ 16.32	$ 16.19	(f)	$ 14.41	(f)

Income From Investment Operations
Net investment loss(b)(c)	(.04)	(.01)	(.03)	(.06)	(.07)	(.05)
Net realized and unrealized gain on investment transactions	3.24	1.04	6.92	2.65	.20	1.87

Net increase in net asset value from operations	3.20	1.03	6.89	2.59	.13	1.82

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.55)	– 0	–	– 0	–	– 0	–	(.04)
Redemption Fees	– 0	–	– 0	–	.00	(g)	.00	(g)	.00	(g)	.00	(g)

Net asset value, end of period	$ 28.69	$ 26.28	$ 25.80	$ 18.91	$ 16.32	$ 16.19

Total Return
Total investment return based on net asset value(d)	12.34%	4.11%	36.44%	15.87%	.82%	12.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$192,909	$36,630	$25,170	$18,433	$16,557	$18,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99%	1.06	%^	1.23%	1.23%	1.32%	1.49%
Expenses, before waivers/reimbursements	1.12%	2.26	%^	1.90%	1.93%	2.01%	1.94%
Net investment loss(c)	(.13)%	(.06	)%^	(.14)%	(.30)%	(.42)%	(.37)%
Portfolio turnover rate	23%	17%	42%	34%	37%	27%

See footnote summary on page 35.

AB CONCENTRATED GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30, 2015	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.24	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.17)	(.03)
Net realized and unrealized gain on investment transactions	3.23	1.42

Net increase in net asset value from operations	3.06	1.39

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 28.51	$ 26.24

Total Return
Total investment return based on net asset value(d)	11.82%	5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.49%	1.49	%^
Expenses, before waivers/reimbursements	1.60%	2.79	%^
Net investment loss(c)	(.62)%	(.41	)%^
Portfolio turnover rate	23%	17%

See footnote summary on page 35.

32	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30, 2015	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.26	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.10)	(.01)
Net realized and unrealized gain on investment transactions	3.24	1.42

Net increase in net asset value from operations	3.14	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 28.61	$ 26.26

Total Return
Total investment return based on net asset value(d)	12.12%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24%	1.24	%^
Expenses, before waivers/reimbursements	1.35%	2.58	%^
Net investment loss(c)	(.38)%	(.15	)%^
Portfolio turnover rate	23%	17%

See footnote summary on page 35.

AB CONCENTRATED GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30,	February 28, 2014(a) to June 30,
	2015	2014

Net asset value, beginning of period	$ 26.28	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.02)	(.02)
Net realized and unrealized gain on investment transactions	3.24	1.45

Net increase in net asset value from operations	3.22	1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 28.71	$ 26.28

Total Return
Total investment return based on net asset value(d)	12.42%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$26,344
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99%	.99	%^
Expenses, before waivers/reimbursements	1.09%	1.95	%^
Net investment loss(c)	(.07)%	(.27	)%^
Portfolio turnover rate	23%	17%

See footnote summary on page 35.

34	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended June 30, 2015	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.28	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.04)	.01
Net realized and unrealized gain on investment transactions	3.24	1.42

Net increase in net asset value from operations	3.20	1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 28.69	$ 26.28

Total Return
Total investment return based on net asset value(d)	12.34%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’‘s omitted)	$34,464	$11
Ratio to average net assets of:
Expenses, net of waivers	.99%	.99	%^
Expenses, before waivers	1.08%	2.25	%^
Net investment income (loss)(c)	(.15)%	.09	%^
Portfolio turnover rate	23%	17%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The Predecessor Fund changed its fiscal year end from December 31 to June 30.

(f)	The Predecessor Fund had a 10-1 stock split with ex and payable dates of May 2, 2011(See Note J). The per share table has been adjusted for the earlier periods presented to reflect the stock split.

(g)	Amount is less than $.005.

^	Annualized.

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	35

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Concentrated Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Concentrated Growth Fund (the “Fund”) (formerly AllianceBernstein Concentrated Growth Fund), one of the funds constituting AB Cap Fund, Inc. (formerly AllianceBernstein Cap Fund, Inc.), as of June 30, 2015, and the related statement of operations for the year ended June 30, 2015, and the statements of changes in net assets and the financial highlights for the year ended June 30, 2015 and the period January 1, 2014 to June 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2013, and the financial highlights for each of the periods presented prior to January 1, 2014 were audited by other auditors whose report dated February 28, 2014 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Concentrated Growth Fund, one of the funds constituting the AB Cap Fund, Inc., at June 30, 2015, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period January 1, 2014 to June 30, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2015

36	• AB CONCENTRATED GROWTH FUND

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2015. For corporate shareholders, 42.99% of dividends paid qualify for the dividends received deduction.

For the taxable year ended June 30, 2015, the Fund designates $1,243,981 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB CONCENTRATED GROWTH FUND •	37

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer James Tierney(2) , Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by Mr. James Tierney.

38	• AB CONCENTRATED GROWTH FUND

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2014)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007

AB CONCENTRATED GROWTH FUND •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, ## 73 (2014)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

Michael J. Downey, ## 71 (2014)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

40	• AB CONCENTRATED GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr., ## 82 (2014)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

D. James Guzy, ## 79 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	121	None

AB CONCENTRATED GROWTH FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, ## 67 (2014)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

42	• AB CONCENTRATED GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	121	None

AB CONCENTRATED GROWTH FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 76 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

44	• AB CONCENTRATED GROWTH FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

James Tierney, 48	Vice President	Senior Vice President of the Adviser and Chief Investment Officer of Concentrated US Growth, with which he has been associated since December 2013. Prior thereto, he was Chief Investment Officer of W.P. Stewart and Co. Ltd. (“WPS”) (2010-2013) and Portfolio Manager/Analyst and Senior Vice President of WPS since prior to 2010.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB CONCENTRATED GROWTH FUND •	45

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Concentrated Growth Fund (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

46	• AB CONCENTRATED GROWTH FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement of administrative expenses in the Portfolio’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for the period ended December 31, 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2014.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients,

AB CONCENTRATED GROWTH FUND •	47

including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Index (the “Index”), in each case for the 1-year period ended February 28, 2015, and (in the case of comparisons with the Index) the period since inception (February 2014 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, and that it outperformed the Index in the 1-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, in the Portfolio’s latest fiscal period, the administrative expense reimbursement of 11.5 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s contractual effective advisory fee rate of 100 basis points was higher than the Lipper expense group median and that the Portfolio’s pro forma contractual effective advisory fee of 80 basis points, reflecting a 20 basis point advisory fee waiver by the Adviser effective March 1, 2014, was lower than the Expense Group median. The directors noted that the Adviser’s agreement to waive 20 basis points so the Portfolio’s net advisory fee would be 80 basis points expires on March 1, 2016. The directors discussed with the Adviser, consistent with a recommendation of the Senior Officer, the potential for extending the existing advisory fee waiver

48	• AB CONCENTRATED GROWTH FUND

agreement, and took into account the Adviser’s agreement to revert to the directors well in advance of its scheduled expiration on March 1, 2016.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at the same rate as the Portfolio’s fee schedule (flat rate and which reflected the 20 basis point fee waiver), but that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the fee rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. Because of the small number of funds in the Lipper category for the Portfolio, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment classification/objective. Lipper also expanded the Expense Universe for the Portfolio pursuant to Lipper’s standard

AB CONCENTRATED GROWTH FUND •	49

guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that the Portfolio’s total expense ratio, reflecting a cap by the Adviser, was lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints, and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB Concentrated Growth Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed in April 23, 2015 and discussed with the Board of Directors in May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

AB CONCENTRATED GROWTH FUND •	51

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2015.

Portfolio	Advisory Fee	Net Assets 3/31/15 ($MIL)
Concentrated Growth Fund	1.00% of average daily net assets[5]	$207.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $39,474 (0.115% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

5	The Adviser has agreed to waive 0.20% effective until March 1, 2016.

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Adviser after March 1, 2016 upon 60 days’ prior notice by the Adviser. In addition, set forth below are the Fund’s gross expense ratios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio	Fiscal Year End
Concentrated Growth Fund	Advisor	0.99%	1.10%	June 30
	Class A	1.24%	1.37%	(ratios as of
	Class C	1.99%	2.11%	December 31,
	Class R	1.49%	1.64%	2014)
	Class K	1.24%	1.35%
	Class I	1.35%	1.09%
	Class Z	0.99%	1.10%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

6	Semi-annual total expense ratios are unaudited.

AB CONCENTRATED GROWTH FUND •	53

advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2015 net assets.8

Portfolio	Net Assets 03/31/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)
Concentrated Growth Fund	$207.6	Concentrated Growth Fund 0.80% on 1st $50 million 0.70% on next $50 million 0.60% on the balance Minimum account size: $50m	0.672%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Concentrated U.S. Equity Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[9]
Concentrated Growth	Concentrated U.S. Equity Portfolio
Fund	Class A	1.60%
	Class I (Institutional)	0.80%

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Concentrated Growth Fund[13]	1.000	0.825	13/14
Pro-forma[14]	0.800	0.825	5/14

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a portfolio had the lowest effective fee rate in the Lipper peer group.

13	The Portfolio’s EG includes the Portfolio, five other Multi-Cap Growth (“MLGE”) funds, and eight Large-Cap Growth (“LCGE”) funds.

14	Pro-forma contractual management fee reflects the Portfolio’s 20 basis points advisory fee waiver, effective until March 1, 2016.

AB CONCENTRATED GROWTH FUND •	55

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Concentrated Growth Fund[17],[18]	1.240	1.266	6/14	1.240	34/69

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative for calendar year 2014.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represent by more than just one fund.

16	Total expense ratios shown are for the Portfolio’s Class A shares.

17	The Portfolio’s EU includes the Portfolio, EG, and all other MLGE and LCGE funds, excluding outliers.

18	The Portfolio’s total expense ratio reflects the 20 basis points advisory fee waiver, since the waiver was in effect throughout the Portfolio’s fiscal year.

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In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio, and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $60, $107 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $4,321 in fees from the Portfolio.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with

AB CONCENTRATED GROWTH FUND •	57

other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.19,20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

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the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings22 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the period ended February 28, 2015.24

Concentrated Growth Fund	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	17.23	8.91	10.33	1/6	7/87

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

23	The Portfolio’s PG/PU is not identical to the EG/EU as the criteria for including/excluding a Portfolio from a PG/PU is somewhat different from that of an EG/EU.

24	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

AB CONCENTRATED GROWTH FUND •	59

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Concentrated Growth Fund	17.23	17.23	11.02	1.50	1
S&P 500 Index	15.51	15.51	8.23	1.72	1
Inception Date: February 28, 2014

CONCLUSION:

The Senior Officer recommended that the Directors consider asking the Adviser to extend the effective date of the advisory fee waiver, or make it permanent, and to add breakpoints to the Portfolio’s advisory fee schedule. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

60	• AB CONCENTRATED GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB CONCENTRATED GROWTH FUND •	61

AB Family of Funds

NOTES

62	• AB CONCENTRATED GROWTH FUND

NOTES

AB CONCENTRATED GROWTH FUND •	63

NOTES

64	• AB CONCENTRATED GROWTH FUND

NOTES

AB CONCENTRATED GROWTH FUND •	65

NOTES

66	• AB CONCENTRATED GROWTH FUND

NOTES

AB CONCENTRATED GROWTH FUND •	67

NOTES

68	• AB CONCENTRATED GROWTH FUND

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CG-0151-0615

JUN    06.30.15

ANNUAL REPORT

AB CONCENTRATED
INTERNATIONAL GROWTH
PORTFOLIO

A discussion of the Fund’s investment performance is not included in this report since the Fund only recently commenced operations on April 15, 2015. A discussion for the Fund’s investment performance will be included in its upcoming Semi-Annual Report to Shareholders. AllianceBernstein L.P. would like to thank you for your interest and investment in the Fund.

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 15, 2015+	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$977.00	$2.71	1.30%
Hypothetical**	$1,000	$1,007.81	$2.75	1.30%
Class C
Actual	$1,000	$975.00	$4.27	2.05%
Hypothetical**	$1,000	$1,006.22	$4.34	2.05%
Advisor Class
Actual	$1,000	$977.00	$2.19	1.05%
Hypothetical**	$1,000	$1,008.33	$2.22	1.05%

+	Commencement of operations.

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 77/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	1

Expense Example

PORTFOLIO SUMMARY

June 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2.0

*	All data are as of June 30, 2015. The Portfolio’s sector and country breakdown are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Fresenius SE & Co. KGaA	$96,310	4.9%
ARM Holdings PLC	86,401	4.4
Lenovo Group Ltd.	82,954	4.3
Assa Abloy AB	82,457	4.2
FANUC Corp.	81,846	4.2
Prudential PLC	78,324	4.0
Reckitt Benckiser Group PLC	77,611	4.0
ASML Holding NV	72,812	3.7
Merlin Entertainments PLC	70,489	3.6
Adecco SA (REG)	68,172	3.5
	$797,376	40.8%

*	Long-term investments.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	3

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.7%
Information Technology – 22.8%
Electronic Equipment, Instruments & Components – 6.0%
Ingenico Group	543	$63,883
Murata Manufacturing Co., Ltd.	300	52,355

		116,238

Internet Software & Services – 4.5%
Alibaba Group Holding Ltd. (ADR)(a)	590	48,539
Baidu, Inc. (Sponsored ADR)(a)	200	39,816

		88,355

Semiconductors & Semiconductor Equipment – 8.1%
ARM Holdings PLC	5,280	86,401
ASML Holding NV	700	72,812

		159,213

Technology Hardware, Storage & Peripherals – 4.2%
Lenovo Group Ltd.	60,000	82,954

		446,760

Industrials – 21.9%
Building Products – 7.5%
Assa Abloy AB	4,380	82,457
Daikin Industries Ltd.	900	64,700

		147,157

Electrical Equipment – 3.5%
Nidec Corp.	900	67,354

Machinery – 4.2%
FANUC Corp.	400	81,846

Professional Services – 3.5%
Adecco SA (REG)(a)	840	68,172

Trading Companies & Distributors – 3.2%
Ashtead Group PLC	3,680	63,424

		427,953

Consumer Discretionary – 17.1%
Automobiles – 2.8%
Suzuki Motor Corp.	1,600	53,999

Hotels, Restaurants & Leisure – 7.1%
Accor SA	1,340	67,818
Merlin Entertainments PLC(b)	10,510	70,489

		138,307

Multiline Retail – 2.4%
B&M European Value Retail SA	8,900	47,951

4	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 4.8%
HUGO BOSS AG	400	$44,718
Samsonite International SA	14,400	49,532

		94,250

		334,507

Health Care – 16.0%
Health Care Equipment & Supplies – 2.5%
Coloplast A/S – Class B	750	49,187

Health Care Providers & Services – 4.9%
Fresenius SE & Co. KGaA	1,500	96,310

Pharmaceuticals – 8.6%
Bayer AG	400	56,016
Novo Nordisk A/S – Class B	1,100	60,362
Roche Holding AG	180	50,471

		166,849

		312,346

Consumer Staples – 9.8%
Beverages – 3.0%
SABMiller PLC (London)	1,130	58,591

Household Products – 6.8%
Reckitt Benckiser Group PLC	900	77,611
Unicharm Corp.	2,300	54,635

		132,246

		190,837

Financials – 7.1%
Banks – 3.1%
HDFC Bank Ltd. (ADR)	1,010	61,135

Insurance – 4.0%
Prudential PLC	3,250	78,324

		139,459

Total Common Stocks (cost $1,897,692)		1,851,862

SHORT-TERM INVESTMENTS – 5.0%
Investment Companies – 5.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(c)(d) (cost $97,535)	97,535	97,535

Total Investments – 99.7% (cost $1,995,227)		1,949,397
Other assets less liabilities – 0.3%		4,952

Net Assets – 100.0%		$1,954,349

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	5

Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the market value of this security amounted to $70,489 or 3.6% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

6	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,897,692)	$1,851,862
Affiliated issuers (cost $97,535)	97,535
Foreign currencies, at value (cost $7,043)	7,068
Receivable due from Adviser	44,947
Prepaid expenses	36,422
Dividends receivable	2,309

Total assets	2,040,143

Liabilities
Offering cost payable	44,025
Audit and tax fee payable	29,995
Custody fee payable	6,047
Transfer Agent fee payable	21
Distribution fee payable	10
Accrued expenses	5,696

Total liabilities	85,794

Net Assets	$1,954,349

Composition of Net Assets
Capital stock, at par	$20
Additional paid-in capital	1,999,423
Undistributed net investment income	1,524
Accumulated net realized loss on investment transactions	(808)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(45,810)

$1,954,349

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,767	1,000	$9.77	*

C	$9,751	1,000	$9.75

Advisor	$1,934,831	198,000	$9.77

*	The maximum offering price per share for Class A shares was $10.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	7

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period April 15, 2015(a) to June 30, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,353)	$11,965
Affiliated issuers	28	$11,993

Expenses
Advisory fee (see Note B)	3,561
Distribution fee—Class A	5
Distribution fee—Class C	21
Transfer agency—Advisor Class	20
Audit and tax	30,394
Administrative	13,796
Amortization of offering expenses	9,578
Custodian	6,047
Directors’ fees	5,267
Printing	3,192
Legal	2,146
Registration fees	232
Miscellaneous	126

Total expenses	74,385
Less: expenses waived and reimbursed by the Adviser (see Note B)	(69,959)

Net expenses		4,426

Net investment income		7,567

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(808)
Foreign currency transactions		(6,600)
Net change in unrealized appreciation/depreciation of:
Investments		(45,830)
Foreign currency denominated assets and liabilities		20

Net loss on investment and foreign currency transactions		(53,218)

Net Decrease in Net Assets from Operations		$(45,651)

(a)	Commencement of operations.

See notes to financial statements.

8	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	April 15, 2015(a) to June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,567
Net realized loss on investment transactions and foreign currency transactions	(7,408)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(45,810)

Net decrease in net assets from operations	(45,651)
Capital Stock Transactions
Net increase	2,000,000

Total increase	1,954,349
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $1,524)	$1,954,349

(a)	Commencement of operations.

See notes to financial statements.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	9

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select U.S. Equity Portfolio, AB All Market Growth Portfolio (formerly AB Dynamic All Market Portfolio), AB Select U.S. Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select U.S. Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Portfolio (the “Portfolio”). The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. As of June 30, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed

10	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	11

Notes to Financial Statements

short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

12	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$88,355		$358,405		$	– 0	–	$446,760
Industrials	– 0	–	427,953			– 0	–	427,953
Consumer Discretionary	47,951		286,556			– 0	–	334,507
Health Care	– 0	–	312,346			– 0	–	312,346
Consumer Staples	– 0	–	190,837			– 0	–	190,837
Financials	61,135		78,324			– 0	–	139,459
Short-Term Investments	97,535		– 0	–		– 0	–	97,535

Total Investments in Securities	294,976		1,654,421	+		– 0	–	1,949,397
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$294,976		$1,654,421		$	– 0	–	$1,949,397

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers between any levels during the reporting period.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	13

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

14	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	15

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 were deferred and amortized on a straight line basis over a one year period starting from April 15, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .85% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (the “Expense Caps”) to 1.30%, 2.05%, and 1.05% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 are subject to repayment by the Fund until June 30, 2018. Any fees waived and expenses borne by the Adviser from July 1, 2015 through June 30, 2016 are subject to repayment by the Fund until June 30, 2019. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser prior to one year from the date the Portfolio’s shares are first offered to the public. For the period ended June 30, 2015, such reimbursements/waivers amounted to $56,163.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended June 30, 2015, the Adviser voluntarily agreed to waive such fees that amounted to $13,796.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $-0- for the period ended June 30, 2015.

16	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $– 0 – from the sale of Class A shares and received $– 0 – and $– 0 – in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended June 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2015 is as follows:

Market Value April 15, 2015(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)	Dividend Income (000)
$	– 0	–	$2,050	$1,952	$98	$	– 0	– *

(a)	Commencement of operations.

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended June 30, 2015 amounted to $1,099, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of each Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $0 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	17

Notes to Financial Statements

unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,937,723		$39,223
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,995,227

Gross unrealized appreciation	$45,353
Gross unrealized depreciation	(91,183)

Net unrealized depreciation	$(45,830)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the period ended June 30, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

18	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	Period Ended April 15, 2015(a) to June 30, 2015	Period Ended April 15, 2015(a) to June 30, 2015

Class A
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class C
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Advisor Class
Shares sold	198,000	$1,980,000

Net increase	198,000	$1,980,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Focused Portfolio/Non-Diversification Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	19

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Tax Information

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,524
Accumulated capital and other losses	(808	)(a)
Unrealized appreciation/(depreciation)	(45,810)

Total accumulated earnings/(deficit)	$(45,094)

(a)	As of June 30, 2015, the Fund had a net capital loss carryforward of $808.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2015 the Fund had a net short-term capital loss carryforward of $808, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs and foreign currency reclassifications resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as a part of the Facility on July 9, 2015.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

20	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
April 15, 2015(a) to June 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized loss on investment transactions	(.26)

Net decrease in net asset value from operations	(.23)

Net asset value, end of period	$ 9.77

Total Return
Total investment return based on net asset value(d)	(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.30%
Expenses, before waivers/reimbursements^	18.01%
Net investment income(c)^	1.58%
Portfolio turnover rate	2%

See footnote summary on page 23.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	21

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
April 15, 2015(a) to June 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized loss on investment transactions	(.27)

Net decrease in net asset value from operations	(.25)

Net asset value, end of period	$ 9.75

Total Return
Total investment return based on net asset value(d)	(2.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	2.05%
Expenses, before waivers/reimbursements^	18.73%
Net investment income(c)^	.81%
Portfolio turnover rate	2%

See footnote summary on page 23.

22	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
April 15, 2015(a) to June 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized loss on investment transactions	(.27)

Net decrease in net asset value from operations	(.23)

Net asset value, end of period	$ 9.77

Total Return
Total investment return based on net asset value(d)	(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,935
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.05%
Expenses, before waivers/reimbursements^	17.75%
Net investment income(c)^	1.81%
Portfolio turnover rate	2%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	23

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Concentrated International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Concentrated International Growth Fund (one of the portfolios constituting the AB Cap Fund, Inc. (the “Fund”)), as of June 30, 2015, and the related statement of operations the statement of changes in net assets, and the financial highlights for the period April 15, 2015 (commencement of operations) to June 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Concentrated International Growth Fund (one of the portfolios constituting the AB Cap Fund, Inc.) at June 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period April 15, 2015 to June 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2015

24	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended June 30, 2015. For such taxable period, the Fund designates $11,788 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	25

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Mark Phelps(2), Vice President Debasashi (Dev) Chakrabarti(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Investment Policy Team. Messrs. Phelps and Chakrabarti are the persons with the most significant responsibility for day-to-day management of the Fund’s portfolio.

26	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	27

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2015)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2015)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

28	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2015)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 82 (2015)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	29

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	121	None

Nancy P. Jacklin, ## 67 (2015)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

30	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	121	None

Earl D. Weiner, ## 76 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	31

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

32	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Mark Phelps 56	Vice President	Senior Vice President of the Adviser**, and Head of Concentrated Global Growth, with which he as been associated since December 2013, when the adviser acquired WPS Advisors, Inc. (“WPS”). Prior thereto, he was President and managing director of Global Investments at W.P. Stewart & Co. from September 2008 to June 2013. He also served as W.P. Stewart’s chief executive officer since prior to 2010.

Debasashi (Dev) Chakrabarti 38	Vice President	Senior Vice President of the Adviser and Portfolio Manager and Senior Research Analyst for Concentrated Global Growth. Prior to joining the Adviser in December 2013, he was a portfolio manager/analyst on the global equity research and portfolio-management team at WPS Advisors since prior to 2010.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	33

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

34	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AB Concentrated International Growth Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 2-4, 2015.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	35

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited, to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available from the Adviser. The Adviser

36	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

provided the directors with performance information for a composite of separate accounts managed by it with substantially similar investment strategies as those proposed for the Portfolio. Based on this information, and the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual advisory fee rate of 85 basis points was lower than the Lipper expense group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher rate than the Portfolio’s fee schedule (flat fee) but that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate that would be paid under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee was reasonable (although he noted that the directors might want to discuss with the Adviser the addition of breakpoints).

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	37

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Adviser noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar but not the same Lipper investment classification/objective and that the Portfolio’s Expense Universe had also been expanded under Lipper’s guidelines.

The directors also considered the proposed expense limitation agreement between the Adviser and the Fund of 1.30% for the Class A shares of the Portfolio for an initial period to end one year after commencement of the Portfolio’s public offering. Under the expense limitation agreement with the Adviser, if the Portfolio’s uncapped expenses for the Class A Shares were to fall below 1.30%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed.

The anticipated expense ratio for the Portfolio reflected fee waivers and/or expense reimbursement as a result of the proposed expense limitation agreement. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement,

38	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 130 basis points, giving effect to the proposed expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints, and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. They considered information provided by the Adviser showing that the Portfolio’s proposed advisory fee of 85 basis points was lower than the Expense Group median; and that, of the eight other funds in the Portfolio’s Expense Group two had no breakpoints, one had advisory fee breakpoints under which the lowest fee rate was higher than the Portfolio’s proposed fee rate, and another had advisory fee breakpoints under which the lowest fee rate matched the Portfolio’s proposed fee rate. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	39

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB Concentrated Global Growth Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Advisers proposed that the Portfolio’s name be changed to AB Concentrated International Growth Portfolio and that changes be made to the Portfolio’s investment policies, benchmark, advisory fees and expense cap, all of which relate to the Portfolio changing from a global to an international fund. The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is long-term growth of capital.3 The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the U.S. The Portfolio will invest primarily in mid and large capitalization companies, but such companies will be defined as companies that have market capitalizations of $2.0 billion on more. The Portfolio will invest in a relatively small number of individual stocks, and will not be a diversified investment company as defined in the “40 Act”. The Portfolio’s holdings will include equity securities of companies that are based, or have significant operations, in emerging markets, and on average will make up around 10 percent of the Portfolio’s holdings (not to exceed 20 percent). The Portfolio may hedge its foreign currency exposure resulting from its security positions through the use of currency-related derivative instruments; however, the Adviser does not expect derivatives will be used to a significant extent with the Portfolio.

1	The Senior Officer’s fee evaluation was completed on January 22, 2015 and discussed with the Board of Directors on February 3-4, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Portfolio would be the international equivalent of the U.S. focused AB Concentrated Growth Portfolio (“Concentrated Growth Portfolio”).

40	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

The Portfolio’s benchmark will be the MSCI EAFE Index. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective International Large Cap Growth and Foreign Large Cap Growth categories.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

4	Jones v. Harris at 1427.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	41

Portfolio	Advisory Fee
Concentrated International Growth Portfolio[5],[6],[7]	0.85% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser will have the ability to recoup expenses during the three year fiscal period after an advisory fee waiver and/or expense reimbursement was made even if the Portfolio’s Expense Limitation Agreement terminates prior to the end of such three fiscal year period.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[8]	Fiscal Year End
Concentrated International Growth Portfolio	Class A	1.30%	1.38%	June 30
	Class C	2.05%	2.12%
	Class R	1.55%	1.82%
	Class K	1.30%	1.51%
	Class I	1.05%	1.18%
	Advisor	1.05%	1.10%
	Class Z	1.05%	1.08%

5	Concentrated International Growth Portfolio is the international equivalent of Concentrated Growth Portfolio, which is focused on U.S. Stocks. Concentrated Growth Portfolio’s advisory fee schedule is as follows: 1.00% of average daily net assets. However, the Adviser has contractually agreed to wait 0.20% of its advisory fee until March 1, 2016.

6	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the International category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the International category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

7	The Adviser manages AB International Growth Fund, Inc. (“International Growth Fund, Inc.”), which has a somewhat similar investment style as the Portfolio. International Growth Fund, Inc. was affected by the agreement between the Adviser and the NYAG.

8	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

42	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 In addition to the institutional fee schedule,

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	43

set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.10

Portfolio	Projected Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Concentrated International Growth Portfolio	$250.0	EAFE Concentrated Global Growth 0.90% on 1st $50 million 0.75% on next $50 million 0.65% on the balance Minimum account size: $25m	0.720%	0.850%	0.130%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser manages Concentrated Global Equity Portfolio, a Luxembourg fund whose investment style is concentrated like the Portfolio, but unlike the Portfolio, the Luxembourg fund is permitted to invest in the U.S. Concentrated Global Equity Portfolio’s advisory fee schedule is shown in the table below:

Portfolio	Luxembourg Fund	Fee[11]
Concentrated International Growth Portfolio	Concentrated Global Equity Portfolio
	Class A	1.70%
	Class I (Institutional)	0.90%

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

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investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
Concentrated International Growth Portfolio[16]	0.850	0.870	4/9

The original EG for the Portfolio had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that had a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolio’s EG to include peers that had a similar but not the same Lipper investment classification/objective, under Lipper’s standard guidelines, the Portfolio’s Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.17

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

16	The Portfolio’s EG consists of the Portfolio, two other International Large Cap Growth Funds (“ILCG”) and six International Multi Cap Growth Funds (“IMLG”).

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	45

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Concentrated International Growth Portfolio[19]	1.300	1.422	2/9	1.398	15/44

Based on this analysis, the Portfolio has a lower contractual management fee than the EG median. In addition, the Portfolio’s total expense ratio is lower than the Portfolio’s respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

18	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

19	The Portfolio’s EU consists of the Portfolio, the EG and all other ILCG and IMLG funds with a top 10 holdings concentration of 30% or greater.

46	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	47

categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.20,21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $474 billion as of December 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

48	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

clients. Performance information for the institutional composite associated with these clients was discussed with the Directors at the February 3-4, 2015 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 3, 2015

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	49

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

50	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

AB Family of Funds

NOTES

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	51

NOTES

52	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

AB CONCENTRATED
INTERNATIONAL GROWTH
PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIG-0151-0615

JUN    06.30.15

ANNUAL REPORT

AB EMERGING MARKETS GROWTH PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

August 21, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Emerging Markets Growth Portfolio (the “Fund”), for the annual reporting period ended June 30, 2015. The Fund commenced operations on November 13, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Emerging Markets Growth Portfolio to AB Emerging Markets Growth Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term growth of capital. At least 80% of the Fund’s net assets will under normal circumstances be invested in securities of emerging market companies and related derivatives. Examples of emerging market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Emerging market countries may include countries referred to as “frontier” markets, such as Egypt, Nigeria and Vietnam.

In managing the Fund, AllianceBernstein L.P. (the “Adviser”) will employ a “bottom up” investment process that focuses on a company’s prospective earnings growth, valuation and business quality. The Adviser will typically look for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rates, and will combine fundamental and quantitative analyses in its stock selection process. The Adviser will not target any particular country, sector or market capitalization weightings for the Fund. The Fund is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities traded in that currency.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six-month period and the period from the Fund’s inception on November 13, 2014 through June 30, 2015.

All share classes of the Fund underperformed the benchmark during both periods. Security selection detracted from returns for both periods, particularly in the consumer staples, industrials and technology sectors, relative to the benchmark. Contributing to performance was an underweight to the materials and utilities sectors.

Country selection detracted from returns for both periods, particularly

AB EMERGING MARKETS GROWTH PORTFOLIO •	1

an overweight to India and an underweight to China. An overweight to Hong Kong and an underweight to Korea contributed.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

Emerging market equities were uneven during the reporting period. Investors welcomed 2015 with optimism restored thanks to the long-anticipated announcement of the European Central Bank’s quantitative easing program. Regional economies such as China lagged, with investors hoping for additional stimulus measures. Throughout the second quarter, investors were unsettled at times by speculation over central bank actions, volatile trading in China’s mainland stock markets and the outcome of the seemingly endless negotiations between Greece and its official creditors.

The Fund’s Investment Management Team (the “Team”) employs rigorous analysis across geographic borders in search of attractive companies offering sustainable growth to populate the Fund. The Team believes that there is an opportunity for their research to add value.

2	• AB EMERGING MARKETS GROWTH PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EM Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Diversification Risk: The Fund may have more risk because it is non-diversified, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a limited historical performance period. This limited

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB EMERGING MARKETS GROWTH PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB EMERGING MARKETS GROWTH PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2015 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB Emerging Markets Growth Portfolio
Class A	1.80%	-3.80%

Class C	1.48%	-4.20%

Advisor Class†	1.90%	-3.60%

MSCI EM Index (net)	2.95%	-0.58%

*    Inception date: 11/13/2014.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/13/2014* – 6/30/2015 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Growth Portfolio Class A shares (from 11/13/2014* to 6/30/2015) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 11/13/2014.

See Disclosures, Risks and Note about Historical Performance on page 3-4.

(Historical Performance continued on next page)

AB EMERGING MARKETS GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	-3.80	-7.85

Class C Shares
Since Inception*	-4.20	-5.16

Advisor Class Shares
Since Inception*	-3.60	-3.60

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.85%, 2.62% and 1.60% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.70%, 2.45% and 1.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 22, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 11/13/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3-4.

(Historical Performance continued on next page)

6	• AB EMERGING MARKETS GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
Since Inception*	-7.85

Class C Shares
Since Inception*	-5.16

Advisor Class Shares†
Since Inception*	-3.60

*	Inception date: 11/13/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3-4.

AB EMERGING MARKETS GROWTH PORTFOLIO •	7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.00	$8.51	1.70%
Hypothetical**	$1,000	$1,016.36	$8.50	1.70%
Class C
Actual	$1,000	$1,014.80	$12.24	2.45%
Hypothetical**	$1,000	$1,012.65	$12.23	2.45%
Advisor Class
Actual	$1,000	$1,019.00	$7.26	1.45%
Hypothetical**	$1,000	$1,017.60	$7.25	1.45%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB EMERGING MARKETS GROWTH PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

June 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4.8

*	All data are as of June 30, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.5% or less in the following countries: Cambodia, Colombia, Malaysia, Mexico, Peru, South Korea and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB EMERGING MARKETS GROWTH PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	$277,466	5.8%
AIA Group Ltd.	203,202	4.2
Tencent Holdings Ltd.	196,093	4.1
British American Tobacco PLC	177,626	3.7
HDFC Bank Ltd. (ADR)	156,167	3.2
TAL Education Group (ADR)	148,684	3.1
Eclat Textile Co., Ltd.	147,674	3.1
Baidu, Inc. (Sponsored ADR)	141,347	2.9
Cie Financiere Richemont SA	130,595	2.7
Aspen Pharmacare Holdings Ltd.	127,457	2.6
	$1,706,311	35.4%

*	Long-term investments.

10	• AB EMERGING MARKETS GROWTH PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 86.0%
Financials – 26.0%
Banks – 12.1%
Axis Bank Ltd. (GDR)(a)(b)	1,540	$67,221
Banco Davivienda SA (Preference Shares)	4,967	50,981
Bank Mandiri Persero Tbk PT	37,000	27,814
China Construction Bank Corp. – Class H	109,000	99,565
Credicorp Ltd.	466	64,737
HDFC Bank Ltd. (ADR)	2,580	156,167
Industrial & Commercial Bank of China Ltd. – Class H	117,000	92,692
Kasikornbank PCL	4,300	23,990

		583,167

Diversified Financial Services – 2.0%
Cielo SA	4,080	57,504
Premium Leisure Corp.	1,472,000	38,463

		95,967

Insurance – 6.1%
AIA Group Ltd.	31,200	203,202
BB Seguridade Participacoes SA	8,000	87,743

		290,945

Real Estate Management & Development – 5.8%
Ayala Land, Inc.	116,300	96,143
China Overseas Land & Investment Ltd.	14,000	49,462
Global Logistic Properties Ltd.	54,000	101,373
Grupo GICSA SA de CV(b)	32,400	33,456

		280,434

		1,250,513

Consumer Discretionary – 20.1%
Diversified Consumer Services – 6.3%
Estacio Participacoes SA	11,800	68,316
Kroton Educacional SA	14,900	56,981
New Oriental Education & Technology Group, Inc. (ADR)(b)	1,145	28,075
TAL Education Group (ADR)(b)	4,212	148,684

		302,056

Hotels, Restaurants & Leisure – 3.4%
Melco International Development Ltd.	16,000	22,630
NagaCorp Ltd.	32,000	23,683
Yum! Brands, Inc.	1,311	118,095

		164,408

Internet & Catalog Retail – 1.6%
JD.com, Inc. (ADR)(b)	969	33,043
Vipshop Holdings Ltd. (ADR)(b)	2,037	45,323

		78,366

Media – 1.4%
Naspers Ltd. – Class N	240	37,321
Surya Citra Media Tbk PT	142,500	30,668

		67,989

AB EMERGING MARKETS GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.6%
Matahari Department Store Tbk PT	63,500	$78,702

Textiles, Apparel & Luxury Goods – 5.8%
Cie Financiere Richemont SA	16,013	130,595
Eclat Textile Co., Ltd.	9,000	147,674

		278,269

		969,790

Information Technology – 17.1%
Electronic Equipment, Instruments & Components – 1.1%
Delta Electronics, Inc.	10,000	51,159

Internet Software & Services – 7.7%
Alibaba Group Holding Ltd. (ADR)(b)	429	35,294
Baidu, Inc. (Sponsored ADR)(b)	710	141,347
Tencent Holdings Ltd.	9,800	196,092

		372,733

Semiconductors & Semiconductor Equipment – 5.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	61,000	277,466

Technology Hardware, Storage & Peripherals – 2.6%
Lenovo Group Ltd.	24,000	33,181
Samsung Electronics Co., Ltd.	80	90,767

		123,948

		825,306

Consumer Staples – 13.1%
Food & Staples Retailing – 8.4%
7-Eleven Malaysia Holdings Bhd	50,400	21,373
CP ALL PCL	92,300	126,390
Lenta Ltd. (GDR)(a)(b)	14,062	104,880
Magnit PJSC (Sponsored GDR)(a)	1,683	93,615
Olam International Ltd.	43,000	60,005

		406,263

Food Products – 1.0%
Unilever PLC	560	24,046
Universal Robina Corp.	5,410	23,262

		47,308

Tobacco – 3.7%
British American Tobacco PLC	3,299	177,627

		631,198

Industrials – 3.8%
Industrial Conglomerates – 1.2%
SM Investments Corp.	2,830	56,159

Professional Services – 0.7%
51job, Inc. (ADR)(b)	1,084	36,032

12	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 1.9%
CAR, Inc.(b)	42,000	$89,043

		181,234

Health Care – 2.6%
Pharmaceuticals – 2.6%
Aspen Pharmacare Holdings Ltd.(b)	4,310	127,457

Telecommunication Services – 1.9%
Wireless Telecommunication Services – 1.9%
Tower Bersama Infrastructure Tbk PT(b)	135,500	93,755

Materials – 1.4%
Construction Materials – 1.4%
Cemex Latam Holdings SA(b)	5,844	28,623
Grasim Industries Ltd. (GDR)(a)	719	38,868

		67,491

Total Common Stocks (cost $4,296,049)		4,146,744

WARRANTS – 12.4%
Information Technology – 4.3%
IT Services – 3.9%
HCL Technologies Ltd., Macquarie Bank Ltd., expiring 9/09/16(b)	5,660	81,950
Tata Consultancy Services Ltd., Macquarie Bank Ltd., expiring 12/12/16(b)	2,620	105,340

		187,290

Internet Software & Services – 0.4%
Just Dial Ltd., Merrill Lynch Intl & Co., expiring 2/06/19(b)	1,100	21,901

		209,191

Financials – 3.2%
Thrifts & Mortgage Finance – 2.6%
Housing Development Finance Corp. Ltd., JPMorgan Structured Products, expiring 5/05/16(a)(b)	6,060	123,779

Consumer Finance – 0.6%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(b)	3,390	10,709
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/30/19(b)	1,430	19,172

		29,881

		153,660

Health Care – 2.4%
Pharmaceuticals – 2.4%
Lupin Ltd., Deutsche Bank AG, expiring 2/20/17(b)	960	28,386
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(b)	6,430	88,576

		116,962

AB EMERGING MARKETS GROWTH PORTFOLIO •	13

Portfolio of Investments

Company		Shares		U.S. $ Value

Consumer Discretionary – 1.1%
Textiles, Apparel & Luxury Goods – 1.1%
Titan Co., Ltd., JPMorgan Structured Products, expiring 8/24/16(b)		8,800		$50,538

Consumer Staples – 0.7%
Tobacco – 0.7%
ITC Ltd., Deutsche Bank AG London, expiring 1/24/17(a) (b)		6,880		34,109

Industrials – 0.7%
Construction & Engineering – 0.7%
IRB Infrastructure Developers Ltd., Deutsche Bank AG London, expiring 2/12/18(a) (b)		9,090		33,236

Total Warrants (cost $612,693)				597,696

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.1%
Time Deposits – 0.1%
BBH Grand Cayman
(0.245)%, 7/01/15	EUR	1		1,190
0.005%, 7/02/15	HKD	2		233
0.08%, 7/01/15	GBP	0	*	251
0.10%, 7/01/15	SGD	1		563
5.367%, 7/01/15	ZAR	6		501

Total Time Deposits (cost $2,746)				2,738

Total Investments – 98.5% (cost $4,911,488)				4,747,178
Other assets less liabilities – 1.5%				70,804

Net Assets – 100.0%				$4,817,982

*	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate market value of these securities amounted to $495,708 or 10.3% of net assets.

(b)	Non-income producing security.

Currency Abbreviations: EUR – Euro GBP – Great British Pound HKD – Hong Kong Dollar SGD – Singapore Dollar ZAR – South African Rand	Glossary: ADR – American Depositary Receipt GDR – Global Depositary Receipt PJSC – Public Joint Stock Company

See notes to financial statements.

14	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $ 4,911,488)	$4,747,178
Foreign currencies, at value (cost $ 24,730)	24,623
Receivable for investment securities sold	120,163
Dividends and interest receivable	25,987
Prepaid expenses	13,403

Total assets	4,931,354

Liabilities
Audit and tax fee payable	44,321
Custody fee payable	30,848
Legal fee payable	17,144
Advisory fee payable	4,899
Payable for investment securities purchased and foreign currency transactions	4,559
Due to Custodian	4,058
Distribution fee payable	10
Transfer Agent fee payable	9
Accrued expenses and other liabilities	7,524

Total Liabilities	113,372

Net Assets	$4,817,982

Composition of Net Assets
Capital stock, at par	$50
Additional paid-in capital	4,995,848
Undistributed net investment income	10,173
Accumulated net realized loss on investment and foreign currency transactions	(23,681)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(164,408)

$4,817,982

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,621	1,000	$9.62	*

C	$9,576	1,000	$9.58

Advisor	$4,798,785	498,000	$9.64

*	The maximum offering price per share for Class A shares was $10.05 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB EMERGING MARKETS GROWTH PORTFOLIO •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Period from November 13, 2014* to June 30, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $5,776)	$51,252
Affiliated issuers	80
Interest	142	$51,474

Expenses
Advisory fee (see Note B)	36,123
Distribution fee—Class A	16
Distribution fee—Class C	62
Transfer agency—Advisor Class	71
Custodian	49,080
Audit and tax	46,604
Administrative	44,850
Amortization of offering expenses	22,567
Legal	17,144
Directors’ fees	10,715
Printing	6,384
Registration fees	582
Miscellaneous	12,264

Total expenses	246,462
Less: expenses waived and reimbursed by the Adviser (see Note B)	(201,808)

Net expenses		44,654

Net investment income		6,820

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(23,681)
Foreign currency transactions		(749)
Net change in unrealized appreciation/depreciation of:
Investments		(164,310)
Foreign currency denominated assets and liabilities		(98)

Net loss on investment and foreign currency transactions		(188,838)

Net Decrease in Net Assets from Operations		$(182,018)

*	Commencement of Operations.

See notes to financial statements.

16	• AB EMERGING MARKETS GROWTH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	November 13, 2014* to June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,820
Net realized loss on investment and foreign currency transactions	(24,430)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(164,408)

Net decrease in net assets from operations	(182,018)
Capital Stock Transactions
Net increase	5,000,000

Total increase	4,817,982
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $10,173)	$4,817,982

*	Commencement of Operations.

See notes to financial statements.

AB EMERGING MARKETS GROWTH PORTFOLIO •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio (formerly Dynamic All Market Portfolio), AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select US Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Portfolio commenced operations on July 31, 2014. AB Long/Short Multi-Manager Alternative Strategies Portfolio commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Growth Portfolio (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Emerging Markets Growth Portfolio. The Fund has authorized issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently being offered. As of June 30, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares

18	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AB L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of

AB EMERGING MARKETS GROWTH PORTFOLIO •	19

Notes to Financial Statements

60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best

20	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2015:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Financials	$517,809		$732,704		$	– 0	–	$1,250,513
Consumer Discretionary	498,517		471,273			– 0	–	969,790
Information Technology	176,641		648,665			– 0	–	825,306
Consumer Staples	21,373		609,825			– 0	–	631,198
Industrials	36,032		145,202			– 0	–	181,234
Health Care	– 0	–	127,457			– 0	–	127,457
Telecommunication Services	93,755		– 0	–		– 0	–	93,755
Materials	28,623		38,868			– 0	–	67,491
Warrants	– 0	–	597,696			– 0	–	597,696
Short-Term Investments:
Time Deposits	– 0	–	2,738			– 0	–	2,738

Total Investments in Securities	1,372,750		3,374,428	†		– 0	–	4,747,178
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$1,372,750		$3,374,428		$	– 0	–	$4,747,178

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see note A.1.

AB EMERGING MARKETS GROWTH PORTFOLIO •	21

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

22	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined

AB EMERGING MARKETS GROWTH PORTFOLIO •	23

Notes to Financial Statements

in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $35,970 have been deferred and amortized on a straight line basis over a one year period from November 13, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.175% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.70%, 2.45% and 1.45% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 are subject to repayment by the Fund until June 30, 2018. Any fees waived and expenses borne by the Adviser from July 1, 2015 through June 30, 2016 are subject to repayment by the Fund until June 30, 2019. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser prior to one year from the date the Fund’s shares are first offered to the public. For the period ended June 30, 2015 such waiver/reimbursement amounted to $155,421. Also, the Adviser is currently voluntarily waiving its management fee for the Fund in an additional amount of .05% of average daily net assets, although this additional waiver can be terminated by the Adviser at any time. For the period ended June 30, 2015, such waiver amounted to $1,537.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended June 30, 2015, the Adviser voluntarily agreed to waive such fees that amounted to $44,850.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,561 for the period ended June 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has

24	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

advised the Fund that it has retained no front-end sales charges from the sale of Class A shares nor received any contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended June 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2015 is as follows:

Market Value November 13, 2014* (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)			Dividend Income (000)
$ – 0 –	$5,889	$5,889	$	– 0	–	$	– 0	–**

*	Commencement of operations.

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended June 30, 2015, amounted to $8,277, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB EMERGING MARKETS GROWTH PORTFOLIO •	25

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$6,453,601		$1,521,178
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Cost	$4,935,169

Gross unrealized appreciation	$257,986
Gross unrealized depreciation	(445,977)

Net unrealized depreciation	$(187,991)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the period ended June 30, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

26	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	November 13, 2014* to June 30, 2015	November 13, 2014* to June 30, 2015

Class A
Shares sold	1,000	$ 10,000

Net increase	1,000	$ 10,000

Class C
Shares sold	1,000	$ 10,000

Net increase	1,000	$ 10,000

Advisor Class
Shares sold	498,000	$ 4,980,000

Net increase	498,000	$ 4,980,000

*	Commencement of Operations.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Diversification Risk—The Fund may have more risk because it is non-diversified, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

AB EMERGING MARKETS GROWTH PORTFOLIO •	27

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Tax Information

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,173
Unrealized appreciation/(depreciation)	(188,089	)(a)

Total accumulated earnings/(deficit)	$(177,916)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2015, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs and foreign currency reclassifications resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as a part of the Facility on July 9, 2015.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

28	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
November 13, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(d)	(.00)
Net realized and unrealized loss on investment and foreign currency transactions	(.38)

Net decrease in net asset value from operations	(.38)

Net asset value, end of period	$ 9.62

Total Return
Total investment return based on net asset value(e)	(3.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.70%
Expenses, before waivers/reimbursements(f)	8.26%
Net investment loss(c)(f)	(.03)%
Portfolio turnover rate	31%

See footnote summary on page 31.

AB EMERGING MARKETS GROWTH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
November 13, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)
Net realized and unrealized loss on investment and foreign currency transactions	(.37)

Net decrease in net asset value from operations	(.42)

Net asset value, end of period	$ 9.58

Total Return
Total investment return based on net asset value(e)	(4.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.45%
Expenses, before waivers/reimbursements(f)	9.01%
Net investment loss(c)(f)	(.78)%
Portfolio turnover rate	31%

See footnote summary on page 31.

30	• AB EMERGING MARKETS GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
November 13, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01
Net realized and unrealized loss on investment and foreign currency transactions	(.37)

Net decrease in net asset value from operations	(.36)

Net asset value, end of period	$ 9.64

Total Return
Total investment return based on net asset value(e)	(3.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,799
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.45%
Expenses, before waivers/reimbursements(f)	8.01%
Net investment income(c)(f)	.22%
Portfolio turnover rate	31%

(a)	Commencement of operations

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

AB EMERGING MARKETS GROWTH PORTFOLIO •	31

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders of AB Emerging Markets Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Emerging Markets Growth Portfolio (the “Fund”) (formerly AllianceBernstein Emerging Markets Growth Portfolio), one of the funds constituting AB Cap Fund, Inc. (formerly AllianceBernstein Cap Fund, Inc.), as of June 30, 2015, and the related statement of operations, statement of changes in net assets and financial highlights for the period November 13, 2014 (commencement of operations) to June 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Emerging Markets Growth Portfolio, one of the funds constituting the AB Cap Fund, Inc., at June 30, 2015, and the results of its operations, changes in its net assets and financial highlights for the period November 13, 2014 (commencement of operations) to June 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2015

32	• AB EMERGING MARKETS GROWTH PORTFOLIO

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund for the taxable period ended June 30, 2015. For corporate shareholders, 8.76% of dividends paid qualify for the dividends received deduction.

For the taxable period ended June 30, 2015, the Fund designates $32,891 as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended June 30, 2015, $5,746 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $55,633.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB EMERGING MARKETS GROWTH PORTFOLIO •	33

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Laurent Saltiel(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the portfolio is made by the Adviser. Mr. Saltiel is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

34	• AB EMERGING MARKETS GROWTH PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

AB EMERGING MARKETS GROWTH PORTFOLIO •	35

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2015)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2015)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

36	• AB EMERGING MARKETS GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Michael J. Downey, ## 71 (2015)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 82 (2015)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

AB EMERGING MARKETS GROWTH PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
D. James Guzy, ## 79 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	121	None

Nancy P. Jacklin, ## 67 (2015)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

38	• AB EMERGING MARKETS GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Garry L. Moody, ## 63 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	121	None

Earl D. Weiner, ## 76 (2015)	Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

AB EMERGING MARKETS GROWTH PORTFOLIO •	39

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

40	• AB EMERGING MARKETS GROWTH PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Laurent Saltiel 45	Vice President	Senior Vice President of the Adviser with which he has been associated since June 2010 and Chief Investment Officer International Large Cap Growth and Emerging Markets Growth since 2012. Prior thereto, he had been associated with Janus Capital as an international and global growth portfolio manager since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB EMERGING MARKETS GROWTH PORTFOLIO •	41

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Emerging Markets Growth Portfolio (the” Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in securities of emerging market companies and related derivatives.3 In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

The Adviser may hedge the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, but it is not required to do so. The Adviser may also take long and short positions in currencies (or related derivatives) independent of any such security positions.

1	The Senior Officer’s fee evaluation was completed on January 24, 2014 and discussed with the Board of Directors on February 4-5, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	An emerging market company will be any company that: (1) is domiciled or organized in an emerging market country; (2) has an established presence and conducts business in such country; (3) conducts a significant part of its economic activities in such a country; or (4) has business activities that are meaningfully impacted by economic development in such countries. An emerging market country is a country whose per capita gross national income is not classified as “High Income” by the World Bank, that is not a member of the Organization for Economic Co-Operation and Development, or that is represented in a MSCI emerging market equity index.

42	• AB EMERGING MARKETS GROWTH PORTFOLIO

The Adviser does not intend to utilize derivatives in its management of the Portfolio to a substantial extent, although derivatives may be used for a variety of purposes, including gaining exposure to equity markets and hedging purposes. As a result of these investments, the Portfolio’s gross exposure may at times exceed its net assets, but the Adviser does not expect that the Portfolio will utilize substantial leverage.

The Portfolio’s benchmark will be the MSCI Emerging Markets Index (Capitalization Weighted). The Adviser expects Lipper and Morningstar to place the Portfolio in their Emerging Markets Equity and Diversified Emerging Markets categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

4	Jones v. Harris at 1427.

AB EMERGING MARKETS GROWTH PORTFOLIO •	43

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Emerging Markets Growth Portfolio [5], [6], [7]	1.175% on 1st $1 billion
1.05% on next $1 billion
1.00% on next $1 billion
0.90% on net $3 billion
0.85% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense

5	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

6	The proposed advisory fee schedules for the Portfolios is identical to that of the Emerging Markets Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”) although, since November 1, 2011, the Adviser has been waiving 5 basis points in advisory fees for the SCB Fund portfolio, and such waiver will be in effect through September 30, 2014.

7	The proposed advisory fee schedule for the Portfolios is also identical to that of AllianceBernstein Cap Fund, Inc. – Emerging Markets Equity Portfolio, which before its liquidation, invested primarily in emerging markets value securities.

44	• AB EMERGING MARKETS GROWTH PORTFOLIO

ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[8]	Fiscal Year End
Emerging Markets Growth Portfolio	Class A	1.70%	1.70%	June 30
	Class C	2.40%	2.47%
	Class R	1.90%	2.14%
	Class K	1.65%	1.83%
	Class I	1.40%	1.50%
	Advisor	1.40%	1.45%
	Class 1	1.50%	1.50%
	Class 2	1.40%	1.40%
	Class Z	1.40%	1.40%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for

8	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB EMERGING MARKETS GROWTH PORTFOLIO •	45

redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 In addition to the institutional fee schedule, set forth below are would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.10

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Emerging Markets Growth Portfolio	$ 250.0	Emerging Markets Growth 1.00% on 1st $25 million 0.90% on next $25 million 0.75% on the balance Minimum Account Size: $25m	0.790%	1.175%	0.385%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Emerging Markets Portfolio of SCB Fund (“SCB Emerging Markets Portfolio”) has a somewhat similar investment

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

46	• AB EMERGING MARKETS GROWTH PORTFOLIO

style as the Portfolio. Set forth below is SCB Emerging Market Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $250 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Growth Portfolio	Emerging Markets Portfolio	1.175% on 1st $1 billion 1.05% on next $1 billion 1.00% on next $ 1 billion 0.90% on next $ 1 billion 0.85% thereafter The Adviser is waiving 5 basis points in advisory fees effective through October 31, 2014	1.125%	1.175%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[11]
Emerging Markets Growth Portfolio	Emerging Markets Growth Portfolio
	Class A	1.70%
	Class I (Institutional)	0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

AB EMERGING MARKETS GROWTH PORTFOLIO •	47

The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Growth Portfolio	Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.80%
	Emerging Markets Growth Stock A / B	Nomura Sec.	0.90%
	Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.85%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. 14 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)15 and the Portfolio’s contractual management fee ranking.16

12	The ITM fund is privately placed or institutional.

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the all-in fee of 0.80%.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

48	• AB EMERGING MARKETS GROWTH PORTFOLIO

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[17]	Lipper Exp. Group Median (%)	Rank
Emerging Markets Growth Portfolio	1.175	1.115	11/16

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.18

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Emerging Markets Growth Portfolio	1.695	1.669	10/16	1.728	26/58

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

17	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

AB EMERGING MARKETS GROWTH PORTFOLIO •	49

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party

50	• AB EMERGING MARKETS GROWTH PORTFOLIO

clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

AB EMERGING MARKETS GROWTH PORTFOLIO •	51

dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $451 billion as of December 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was provided to the Directors at the February 4-5, 2014 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Office recommended that the Directors should consider discussing with the Adviser reducing the proposed advisory fee for the Portfolio by 5 basis points. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive

Dated: March 5, 2014

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

52	• AB EMERGING MARKETS GROWTH PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB EMERGING MARKETS GROWTH PORTFOLIO •	53

AB Family of Funds

NOTES

54	• AB EMERGING MARKETS GROWTH PORTFOLIO

NOTES

AB EMERGING MARKETS GROWTH PORTFOLIO •	55

NOTES

56	• AB EMERGING MARKETS GROWTH PORTFOLIO

AB EMERGING MARKETS GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMG-0151-0615

JUN    06.30.15

ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

August 12, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Global Core Equity Portfolio (the “Fund”) for the annual reporting period ended June 30, 2015. The Fund commenced operations on November 12, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Global Core Equity Portfolio to AB Global Core Equity Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term growth of capital. The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-U.S. companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by AllianceBernstein L.P. (the “Adviser”) to offer good prospects for attractive returns relative to the general stock market. The Adviser will seek companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser will consider include strong business fundamentals, capable management, prudent corporate governance, strong balance sheet, strong earnings power, high earnings quality, low downside risk, and substantial upside potential. In managing the Fund, the Adviser will not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-U.S. companies will frequently include companies located in emerging markets, and at times emerging market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

Investment Results

The table on page 5 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”), net, for the six-month period ended June 30, 2015 and the period since the Fund’s inception on November 12, 2014 through June 30, 2015.

All share classes of the Fund underperformed the benchmark for both the six-month period and the period since inception. For both periods, an underweight to the consumer discretionary sector, as well as stock selection in the sector, detracted from performance versus the benchmark. This was largely due to exposure to Chinese consumers, including holdings with exposure to retail sales in Hong Kong and casino gaming in Macau, the latter being hit by the collapse of revenues from “high rollers”.

AB GLOBAL CORE EQUITY PORTFOLIO •	1

Contributors to relative returns were not strong enough to offset losses. The Fund benefited from an underweight to the energy sector. Strong stock selection in health care also added to returns, helped by industrial consolidation of U.S. managed-care groups.

For both periods, country selection detracted from performance, particularly an underweight in Japan and overweight in Kazakhstan. This was partially offset by an overweight to Denmark and Germany.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

Global stocks have increased modestly since the Fund’s inception in November 2014, though their path was somewhat uneven and relative returns diverged strongly among regions. Investors welcomed 2015 with renewed confidence, thanks to the long-awaited rollout of the European Central Bank’s quantitative easing program. From there, global equities generally pushed higher through June, though their path was halted by periodic pullbacks. A number of concerns unsettled the markets, ranging from softer Chinese growth and volatile trading in China’s mainland, to the outcome of the seemingly endless negotiations between Greece and its official creditors.

2	• AB GLOBAL CORE EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI ACWI (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Fund, such as global macro, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB GLOBAL CORE EQUITY PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB GLOBAL CORE EQUITY PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIOD ENDED JUNE 30, 2015 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB Global Core Equity Portfolio
Class A	1.70%	1.72%

Class C	1.30%	1.22%

Advisor Class†	1.80%	1.86%

MSCI ACWI	2.66%	2.13%

*    Inception date: 11/12/2014.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/12/14* – 6/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Global Core Equity Portfolio Class A shares (from 11/12/2014* to 6/30/2015) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 11/12/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB GLOBAL CORE EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	1.72%	-2.57%

Class C Shares
Since Inception*	1.22%	0.22%

Advisor Class Shares†
Since Inception*	1.86%	1.86%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.39%, 2.16% and 1.14% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.15%, 1.90% and 0.90% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before November 12, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 11/12/2014.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB GLOBAL CORE EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	-2.57%

Class C Shares
Since Inception*	0.22%

Advisor Class Shares†
Since Inception*	1.86%

*	Inception date: 11/12/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB GLOBAL CORE EQUITY PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.00	$5.75	1.15%
Hypothetical**	$1,000	$1,019.09	$5.76	1.15%
Class C
Actual	$1,000	$1,013.00	$9.48	1.90%
Hypothetical**	$1,000	$1,015.37	$9.49	1.90%
Advisor Class
Actual	$1,000	$1,018.00	$4.50	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB GLOBAL CORE EQUITY PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

June 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $101.4

*	All data are as of June 30, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.1% or less in the following countries: Chile, Finland, France and Russia.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB GLOBAL CORE EQUITY PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
American Express Co.	$5,376,281	5.3%
UnitedHealth Group, Inc.	5,242,218	5.2
SAP SE	5,099,242	5.0
Procter & Gamble Co. (The)	5,006,577	4.9
McGraw Hill Financial, Inc.	4,538,030	4.5
CME Group, Inc./IL – Class A	3,577,319	3.5
Diageo PLC	2,891,577	2.9
Visa, Inc. – Class A	2,720,649	2.7
ABB Ltd.	2,640,624	2.6
Moody’s Corp.	2,471,096	2.4
	$39,563,613	39.0%

*	Long-term investments.

10	• AB GLOBAL CORE EQUITY PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Financials – 27.4%
Banks – 1.9%
DBS Group Holdings Ltd.	74,000	$1,135,430
US Bancorp/MN	17,320	751,688

		1,887,118

Capital Markets – 1.8%
BlackRock, Inc. – Class A	2,736	946,601
T Rowe Price Group, Inc.	11,743	912,784

		1,859,385

Consumer Finance – 5.3%
American Express Co.	69,175	5,376,281

Diversified Financial Services – 16.6%
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	495,500	1,867,827
Cielo SA	64,080	903,151
CME Group, Inc./IL – Class A	38,441	3,577,319
London Stock Exchange Group PLC	42,501	1,581,065
McGraw Hill Financial, Inc.	45,177	4,538,030
Moody’s Corp.	22,889	2,471,096
Singapore Exchange Ltd.	331,700	1,926,895

		16,865,383

Insurance – 1.8%
Arthur J Gallagher & Co.	20,841	985,779
Assurant, Inc.	12,587	843,329

		1,829,108

		27,817,275

Information Technology – 17.4%
Communications Equipment – 2.9%
Cisco Systems, Inc.	27,752	762,070
QUALCOMM, Inc.	34,065	2,133,491

		2,895,561

Internet Software & Services – 2.6%
carsales.com Ltd.	132,191	1,037,229
Google, Inc. – Class C(a)	3,165	1,647,414

		2,684,643

IT Services – 2.7%
Visa, Inc. – Class A	40,516	2,720,649

Software – 9.2%
Check Point Software Technologies Ltd.(a)	23,507	1,869,982
Microsoft Corp.	53,359	2,355,800
SAP SE	72,767	5,099,242

		9,325,024

		17,625,877

Industrials – 13.2%
Air Freight & Logistics – 0.7%
CH Robinson Worldwide, Inc.	11,320	706,255

AB GLOBAL CORE EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 1.8%
Taiwan Secom Co., Ltd.	626,000	$1,882,798

Electrical Equipment – 3.6%
ABB Ltd. (REG)(a)	125,994	2,640,624
Schneider Electric SE (Paris)	14,143	979,248

		3,619,872

Machinery – 4.7%
Dover Corp.	26,800	1,880,824
Kone Oyj – Class B	24,353	988,490
Parker-Hannifin Corp.	16,113	1,874,425

		4,743,739

Professional Services – 2.4%
Experian PLC	135,316	2,461,181

		13,413,845

Consumer Staples – 12.4%
Beverages – 3.7%
Ambev SA	140,200	861,285
Diageo PLC	99,848	2,891,577

		3,752,862

Food Products – 2.7%
Hershey Co. (The)	9,710	862,539
Mead Johnson Nutrition Co. – Class A	9,150	825,513
Nestle SA (REG)	14,166	1,022,086

		2,710,138

Household Products – 4.9%
Procter & Gamble Co. (The)	63,990	5,006,577

Personal Products – 1.1%
Estee Lauder Cos., Inc. (The) – Class A	12,871	1,115,401

		12,584,978

Health Care – 11.9%
Biotechnology – 2.0%
Gilead Sciences, Inc.	17,101	2,002,185

Health Care Providers & Services – 7.5%
Anthem, Inc.	6,365	1,044,751
Express Scripts Holding Co.(a)	15,564	1,384,262
UnitedHealth Group, Inc.	42,969	5,242,218

		7,671,231

Pharmaceuticals – 2.4%
Johnson & Johnson	24,640	2,401,415

		12,074,831

Consumer Discretionary – 7.5%
Hotels, Restaurants & Leisure – 1.5%
Sands China Ltd.	450,000	1,509,463

12	• AB GLOBAL CORE EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 2.8%
Markit Ltd.(a)	60,319	$1,542,357
Omnicom Group, Inc.	18,030	1,252,904

		2,795,261

Specialty Retail – 1.6%
SA SA International Holdings Ltd.	1,590,000	860,680
Tiffany & Co.	8,485	778,923

		1,639,603

Textiles, Apparel & Luxury Goods – 1.6%
HUGO BOSS AG	7,371	824,050
Samsonite International SA	236,700	817,224

		1,641,274

		7,585,601

Energy – 4.1%
Energy Equipment & Services – 1.5%
Amec Foster Wheeler PLC	117,329	1,506,879

Oil, Gas & Consumable Fuels – 2.6%
KazMunaiGas Exploration Production JSC (GDR)(b)	181,129	1,795,680
LUKOIL OAO (London) (Sponsored ADR)	18,479	829,892

		2,625,572

		4,132,451

Utilities – 2.7%
Electric Utilities – 1.2%
Enersis SA (Sponsored ADR)	72,902	1,154,039

Water Utilities – 1.5%
Guangdong Investment Ltd.	1,096,000	1,530,856

		2,684,895

Materials – 1.6%
Chemicals – 0.8%
BASF SE	9,884	869,723

Metals & Mining – 0.8%
BHP Billiton PLC	39,569	777,993

		1,647,716

Total Common Stocks (cost $102,079,266)		99,567,469

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.1%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(c)(d) (cost $1,173,362)	1,173,362	1,173,362

AB GLOBAL CORE EQUITY PORTFOLIO •	13

Portfolio of Investments

Company		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.1%
ANZ, London 0.08%, 7/01/15	GBP	14		$22,168
0.997%, 7/01/15	AUD	27		21,039
BBH, Grand Cayman (1.00)%, 7/01/15	CHF	7		7,815
(0.30)%, 7/01/15	DKK	– 0	–*	62
(0.245)%, 7/01/15	EUR	9		10,253
0.005%, 7/01/15	JPY	69		565
0.10%, 7/01/15	SGD	14		10,271
HSBC Bank PLC, London 0.005%, 7/02/15	HKD	322		41,593

Total Time Deposits (cost $113,880)				113,766

Total Short-Term Investments (cost $1,287,242)				1,287,128

Total Investments – 99.4% (cost $103,366,508)				100,854,597
Other assets less liabilities – 0.6%				563,017

Net Assets – 100.0%				$101,417,614

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the market value of this security amounted to $1,795,680 or 1.8% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

REG – Registered Shares

See notes to financial statements.

14	• AB GLOBAL CORE EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $102,193,146)	$99,681,235
Affiliated issuers (cost $1,173,362)	1,173,362
Foreign currencies, at value (cost $6,981)	6,994
Receivable for capital stock sold	2,683,723
Receivable for investment securities sold	415,423
Dividends and interest receivable	248,531
Receivable from Adviser	54,432
Prepaid expenses	18,022

Total assets	104,281,722

Liabilities
Payable for investment securities purchased and foreign currency transactions	2,649,197
Payable for capital stock redeemed	52,787
Transfer Agent fee payable	1,500
Distribution fee payable	19
Accrued expenses and other liabilities	160,605

Total liabilities	2,864,108

Net Assets	$101,417,614

Composition of Net Assets
Capital stock, at par	$998
Additional paid-in capital	103,132,306
Undistributed net investment income	554,454
Accumulated net realized gain on investment and foreign currency transactions	243,397
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(2,513,541)

$101,417,614

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$47,629	4,692	$10.15	*

C	$11,444	1,132	$10.11

Advisor	$101,358,541	9,971,922	$10.16

*	The maximum offering price per share for Class A shares was $10.60, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB GLOBAL CORE EQUITY PORTFOLIO •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Period from November 12, 2014* to June 30, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $25,253)	$743,202
Affiliated issuers	511
Interest	32	$743,745

Expenses
Advisory fee (see Note B)	154,406
Distribution fee—Class A	72
Distribution fee—Class C	67
Transfer agency—Class A	23
Transfer agency—Class C	2
Transfer agency—Advisor Class	7,761
Custodian	89,861
Registration fees	67,013
Audit and tax	46,874
Administrative	45,588
Amortization of offering expenses	30,703
Legal	23,457
Directors’ fees	10,715
Printing	10,165
Miscellaneous	13,825

Total expenses	500,532
Less: expenses waived and reimbursed by the Adviser (see Note B)	(315,069)

Net expenses		185,463

Net investment income		558,282

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		243,498
Foreign currency transactions		(2,728)
Net change in unrealized appreciation/depreciation on:
Investments		(2,511,911)
Foreign currency denominated assets and liabilities		(1,630)

Net loss on investment and foreign currency transactions		(2,272,771)

Net Decrease in Net Assets from Operations		$(1,714,489)

*	Commencement of operations.

See notes to financial statements.

16	• AB GLOBAL CORE EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	November 12, 2014* to June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$558,282
Net realized gain on investment and foreign currency transactions	240,770
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(2,513,541)

Net decrease in net assets from operations	(1,714,489)
Dividends to Shareholders from
Net investment income
Class A	(22)
Class C	(11)
Advisor Class	(12,500)
Capital Stock Transactions
Net increase	103,144,636

Total increase	101,417,614
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $554,454)	$101,417,614

*	Commencement of operations.

See notes to financial statements.

AB GLOBAL CORE EQUITY PORTFOLIO •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select US Equity Portfolio are each diversified Portfolios. All of the other Portfolios are non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Core Equity Portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after

18	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the

AB GLOBAL CORE EQUITY PORTFOLIO •	19

Notes to Financial Statements

utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

20	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2015:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$23,173,885		$4,643,390		$	– 0	–	$27,817,275
Information Technology	11,489,406		6,136,471			– 0	–	17,625,877
Industrials	6,344,302		7,069,543			– 0	–	13,413,845
Consumer Staples	8,671,315		3,913,663			– 0	–	12,584,978
Health Care	12,074,831		– 0	–		– 0	–	12,074,831
Consumer Discretionary	3,574,184		4,011,417			– 0	–	7,585,601
Energy	829,892		3,302,559			– 0	–	4,132,451
Utilities	1,154,039		1,530,856			– 0	–	2,684,895
Materials	– 0	–	1,647,716			– 0	–	1,647,716
Short-Term Investments:
Investment Companies	1,173,362		– 0	–		– 0	–	1,173,362
Time Deposits	– 0	–	113,766			– 0	–	113,766

Total Investments in Securities	68,485,216		32,369,381	†		– 0	–	100,854,597
Other Financial Instruments*:	– 0	–	– 0	–		– 0	–	– 0	–

Total	$68,485,216		$32,369,381		$	– 0	–	$100,854,597

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

AB GLOBAL CORE EQUITY PORTFOLIO •	21

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

22	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

AB GLOBAL CORE EQUITY PORTFOLIO •	23

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $48,725 were deferred and amortized on a straight line basis over a one year period starting from November 12, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 are subject to repayment by the Fund until June 30, 2018. Any fees waived and expenses borne by the Adviser from July 1, 2015 through January 20, 2016 are subject to repayment by the Fund until June 30, 2019. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser before January 20, 2016. For the period ended June 30, 2015, such waiver/reimbursement amounted to $269,481.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended June 30, 2015, the Adviser voluntarily agreed to waive such fees in the amount of $45,588.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $7,558 for the period ended June 30, 2015.

24	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended June 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2015 is as follows:

Market Value November 12, 2014* (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)	Dividend Income (000)
$ – 0 –	$40,190	$39,017	$1,173	$1

*	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended June 30, 2015 amounted to $60,019, of which $9 was paid to Sanford C. Bernstein & Co., LLC and none was paid to Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also

AB GLOBAL CORE EQUITY PORTFOLIO •	25

Notes to Financial Statements

provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$110,734,746		$8,944,386
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$103,464,346

Gross unrealized appreciation	$1,016,660
Gross unrealized depreciation	(3,626,409)

Net unrealized depreciation	$(2,609,749)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions during the period ended June 30, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

26	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	November 12, 2014* to June 30, 2015	November 12, 2014* to June 30, 2015

Class A
Shares sold	67,951	$703,868

Shares redeemed	(63,259)	(645,879)

Net increase	4,692	$57,989

Class C
Shares sold	1,132	$11,350

Net increase	1,132	$11,350

Advisor Class
Shares sold	10,564,104	$109,221,271

Shares redeemed	(592,182)	(6,145,974)

Net increase	9,971,922	$103,075,297

*	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Diversification Risk—The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk— In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not

AB GLOBAL CORE EQUITY PORTFOLIO •	27

Notes to Financial Statements

had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended June 30, 2015 was as follows:

2015
Distributions paid from:
Ordinary income	$12,533

Total taxable distributions paid	$12,533

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$895,688
Unrealized appreciation/(depreciation)	(2,611,379	)(a)

Total accumulated earnings/(deficit)	$(1,715,691)

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2015, the Fund did not have any capital loss carryforwards.

During the fiscal period, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as part of the Facility on July 9, 2015.

28	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB GLOBAL CORE EQUITY PORTFOLIO •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
November 12, 2014(a) to June 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06
Net realized and unrealized gain on investment and foreign currency transactions	.11 †

Net increase in net asset value from operations	.17

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.15

Total Return
Total investment return based on net asset value(d)	1.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.15%
Expenses, before waivers/reimbursements(e)	2.84%
Net investment income(c)(e)	.90%
Portfolio turnover rate	24%

See footnote summary on page 32.

30	• AB GLOBAL CORE EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
November 12, 2014(a) to June 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05
Net realized and unrealized gain on investment and foreign currency transactions	.07 †

Net increase in net asset value from operations	.12

Less: Dividends
Dividends from net investment income	(.01)

Net asset value, end of period	$ 10.11

Total Return
Total investment return based on net asset value(d)	1.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.90%
Expenses, before waivers/reimbursements(e)	4.73%
Net investment income(c)(e)	.81%
Portfolio turnover rate	24%

See footnote summary on page 32.

AB GLOBAL CORE EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
November 12, 2014(a) to June 30, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18
Net realized and unrealized gain on investment and foreign currency transactions	.01 †

Net increase in net asset value from operations	.19

Less: Dividends
Dividends from net investment income	(.03)

Net asset value, end of period	$ 10.16

Total Return
Total investment return based on net asset value(d)	1.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,359
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.90%
Expenses, before waivers/reimbursements(e)	2.43%
Net investment income(c)(e)	2.71%
Portfolio turnover rate	24%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

32	• AB GLOBAL CORE EQUITY PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders of AB Global Core Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Core Equity Portfolio (the “Fund”) (formerly AllianceBernstein Global Core Equity Portfolio), one of the funds constituting AB Cap Fund, Inc. (formerly AllianceBernstein Cap Fund, Inc.), as of June 30, 2015, and the related statement of operations, statement of changes in net assets and financial highlights for the period November 12, 2014 (commencement of operations) to June 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Core Equity Portfolio, one of the funds constituting the AB Cap Fund, Inc., at June 30, 2015, and the results of its operations, changes in its net assets and financial highlights for the period November 12, 2014 (commencement of operations) to June 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2015

AB GLOBAL CORE EQUITY PORTFOLIO •	33

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended June 30, 2015. For corporate shareholders, 22.40% of dividends paid qualify for the dividends received deduction.

For the taxable period ended June 30, 2015, the Fund designates $406,929 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

34	• AB GLOBAL CORE EQUITY PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer David Dalgas(2), Vice President Kenneth Graversen(2), Vice President Klaus Ingemann(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Investment Policy Team portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas, Graversen, and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB GLOBAL CORE EQUITY PORTFOLIO •	35

Board of Directors

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

36	• AB GLOBAL CORE EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2015)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2015)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

AB GLOBAL CORE EQUITY PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2015)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 82 (2015)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

38	• AB GLOBAL CORE EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	121	None

Nancy P. Jacklin, ## 67 (2015)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

AB GLOBAL CORE EQUITY PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	121	None

Earl D. Weiner, ## 76 (2015)	Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

40	• AB GLOBAL CORE EQUITY PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB GLOBAL CORE EQUITY PORTFOLIO •	41

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

David Dalgas 44	Vice President	Senior Vice President of the Adviser** since 2014 and Chief Investment Officer of AB Global Core Equity. Previously he served as Head of Equities, Chief Investment Officer of CPH Capital Fondsmæglerselskab A/S (“CPH Capital”), which he cofounded in 2011. Prior thereto, he was Head of Equities at BankInvest, beginning prior to 2010.

Kenneth Graversen 50	Vice President	Senior Vice President of the Adviser** since 2014. Previously he was a member of the investment board of CPH Capital which he cofounded in 2011. Prior thereto, he was chief portfolio manager and a member of the investment board at BankInvest, beginning prior to 2010.

Klaus Ingemann 41	Vice President	Senior Vice President of the Adviser** since 2014. Previously, he was an executive member of the investment board of CPH Capital which he cofounded in 2011. Prior thereto, he was chief portfolio manager and a member of the investment board at BankInvest, beginning prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

42	• AB GLOBAL CORE EQUITY PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Global Core Equity Portfolio (the “Portfolio”).2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek long-term growth of capital. The Adviser will seek to achieve this objective by investing in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities, and at least 40% of the Portfolio’s net assets will be invested in securities of non-U.S. companies. The Portfolio will invest in companies in at least three countries, including the United States.

The Portfolio will principally be comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. In managing the Portfolio, the Adviser will have no bias towards any investment style, economic sector, and country or company size. The Portfolio’s holdings of non-U.S. companies will frequently include some companies located in emerging markets, and at times emerging market companies will make up a significant portion of the Portfolio. While the Adviser may hedge the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, it is not required to, and frequently will not, do so.

1	The Senior Officer’s fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB GLOBAL CORE EQUITY PORTFOLIO •	43

The Portfolio’s benchmark will be the MSCI ACWI Index. The Adviser expects Lipper and Morningstar to classify the Portfolio in their Global Large Cap Core and World Stock categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Schedule Based on Average Daily Net Assets
Global Core Equity Portfolio	0.75% on the first $2.5 billion
0.65% on the next $2.5 billion
0.60% on the balance

3	Jones v. Harris at 1427.

44	• AB GLOBAL CORE EQUITY PORTFOLIO

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio are first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[4]		Fiscal Year End
Global Core Equity Portfolio	Class A Class C Class R Class K Class I Advisor Class Z	1.15 1.90 1.40 1.15 0.90 0.90 0.90	% % % % % % %	1.26 2.03 1.70 1.39 1.06 1.01 0.96	% % % % % % %	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since

4	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB GLOBAL CORE EQUITY PORTFOLIO •	45

the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the institutional fee schedule, set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.6

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Global Core Equity	$250.0	Global Core Equity 0.80% on 1st $25 million	0.550%	0.750%	0.200%
Portfolio		0.60% on next $50 million 0.50% on the balance Minimum account size: $50m

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

46	• AB GLOBAL CORE EQUITY PORTFOLIO

sold to non-United States resident investors. The Adviser charges the following fee for Global Core Equity, a Luxembourg fund that has a somewhat similar investment style as the Portfolio

Portfolio	Luxembourg Fund	Fee[7]
Global Core Equity Portfolio	Global Core Equity
	Class A2	1.50%
	Class I2 (Institutional)	0.70%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Class A shares of Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

AB GLOBAL CORE EQUITY PORTFOLIO •	47

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Global Core Equity Portfolio[12]	0.750	0.909	1/13

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Core Equity Portfolio[15]	1.150	1.430	1/13	1.400	4/31

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	The Portfolio’s EG includes the Portfolio, three other Global Large-Cap Core Funds (“GLCC”), two Global Multi-Cap Core Funds (“GMLC”), six Global Large-Cap Growth Funds (“GLCG”) and one Global Multi-Cap Growth Fund (“GMLG”).

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

15	The Portfolio’s EU includes the Portfolio, EG and all other retail front-end load GLCC, GMLC, GLCG and GMLG, excluding outliers.

48	• AB GLOBAL CORE EQUITY PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity

AB GLOBAL CORE EQUITY PORTFOLIO •	49

rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• AB GLOBAL CORE EQUITY PORTFOLIO

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was discussed with the Directors at the August 5-7, 2014 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 15, 2014

AB GLOBAL CORE EQUITY PORTFOLIO •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

52	• AB GLOBAL CORE EQUITY PORTFOLIO

AB Family of Funds

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GCE-0151-0615

JUN    06.30.15

ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

August 7, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Select US Equity Portfolio (the “Fund”) for the annual reporting period ended June 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Select US Equity Portfolio to AB Select US Equity Portfolio.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 30-80 companies. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended June 30, 2015.

For the 12-month period, all of the Fund’s share classes outperformed the benchmark, with the exception of

AB SELECT US EQUITY PORTFOLIO •	1

Class C shares, which underperformed; during the six-month period, all of the Fund’s share classes underperformed the benchmark, with the exception of the Advisor Class and Class I shares, which outperformed. During the 12-month period, the Fund’s underweight to the energy sector and security selection within the consumer staples and materials sectors contributed relative to the benchmark, while its cash position, an underweight to the technology sector and security selection within the technology and financial sectors, detracted. During the six-month period, the Fund’s underweight to the utilities and energy sectors, and overweight to consumer discretionary, contributed to relative performance. Security selection also added to performance, specifically consumer staples, financials and materials; however selection within the technology, industrials, consumer discretionary and health care sectors detracted.

The Fund did not utilize derivatives during the six- or
12-month periods.

Market Review and Investment Strategy

The S&P 500 Index rose during the 12-month period ended June 30, 2015. However, there were several sharp market drawdowns early in the period (in October and December 2014). In each of these instances, the declines were followed by sharp reversals that pushed markets to new highs, creating a difficult environment to navigate. In addition, April proved a challenging month as investor sentiment shifted away from US-centric stocks, especially those with higher valuations that have done well in recent years. Even though stocks hit a new high in April, activity was volatile and gains tenuous. Valuations rose to the highest levels since before the 2008 crisis and as a result, investors focused on the headlines; Greece, Puerto Rico and China are examples. There was an uptick in market anxiety, with equity market volatility ending the period at its highest level since February. However, flows into equities were subdued during the period, and bond inflows were well above normal, which kept equity valuations low on a relative basis. Fixed-income inflows were one factor keeping interest rates low, which unleashed a torrent of pro-shareholder actions in US corporate boardrooms. Debt is relatively inexpensive, and firms continued to use it to buy back stock and make accretive acquisitions. The US economy continued to improve; banks have been generating profits and building capital for seven years, resulting in the strongest capital ratios in 60 years, household net worth is at a record high, consumer confidence returned to pre-2008 levels, housing is strong and employment levels have increased.

2	• AB SELECT US EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SELECT US EQUITY PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2015 (unaudited)	NAV Returns
	6 Months	12 months
AB Select US Equity Portfolio
Class A	1.17%	8.02%

Class C	0.80%	7.31%

Advisor Class*	1.30%	8.40%

Class R*	0.99%	7.80%

Class K*	1.18%	8.05%

Class I*	1.31%	8.34%

S&P 500 Index	1.23%	7.42%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/8/2011† – 6/30/2015 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Select US Equity Portfolio Class A shares (from 12/8/2011† to 6/30/15) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

†	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.02%	3.45%
Since Inception*	17.49%	16.08%

Class C Shares
1 Year	7.31%	6.32%
Since Inception*	16.66%	16.66%

Advisor Class Shares†
1 Year	8.40%	8.40%
Since Inception*	17.86%	17.86%

Class R Shares†
1 Year	7.80%	7.80%
Since Inception*	17.22%	17.22%

Class K Shares†
1 Year	8.05%	8.05%
Since Inception*	17.48%	17.48%

Class I Shares†
1 Year	8.34%	8.34%
Since Inception*	17.82%	17.82%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.44%, 2.20%, 1.19%, 1.70%, 1.62% and 1.18% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before November 1, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/08/2011.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB SELECT US EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.45%
Since Inception*	16.08%

Class C Shares
1 Year	6.32%
Since Inception*	16.66%

Advisor Class Shares†
1 Year	8.40%
Since Inception*	17.86%

Class R Shares†
1 Year	7.80%
Since Inception*	17.22%

Class K Shares†
1 Year	8.05%
Since Inception*	17.48%

Class I Shares†
1 Year	8.34%
Since Inception*	17.82%

*	Inception date: 12/08/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB SELECT US EQUITY PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.70	$7.18	1.44%
Hypothetical**	$1,000	$1,017.65	$7.20	1.44%
Class C
Actual	$1,000	$1,008.00	$10.95	2.20%
Hypothetical**	$1,000	$1,013.88	$10.99	2.20%
Advisor Class
Actual	$1,000	$1,013.00	$5.99	1.20%
Hypothetical**	$1,000	$1,018.84	$6.01	1.20%
Class R
Actual	$1,000	$1,009.90	$8.52	1.71%
Hypothetical**	$1,000	$1,016.31	$8.55	1.71%
Class K
Actual	$1,000	$1,011.80	$7.73	1.55%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%
Class I
Actual	$1,000	$1,013.10	$6.04	1.21%
Hypothetical**	$1,000	$1,018.79	$6.06	1.21%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB SELECT US EQUITY PORTFOLIO •	7

Expense Example

PORTFOLIO SUMMARY

June 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $338.1

TEN LARGEST HOLDINGS†

June 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Wells Fargo & Co.	$14,104,148	4.2%
Apple, Inc.	13,555,934	4.0
Kroger Co. (The)	12,599,265	3.7
Medtronic PLC	10,032,325	3.0
CVS Health Corp.	9,981,954	3.0
Allergan PLC	9,852,739	2.9
Northrop Grumman Corp.	8,820,780	2.6
Comcast Corp. – Class A	8,798,542	2.6
Sealed Air Corp.	8,568,283	2.5
Dow Chemical Co. (The)	8,263,955	2.4
	$104,577,925	30.9%

*	All data are as of June 30, 2015. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

8	• AB SELECT US EQUITY PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Information Technology – 18.5%
Communications Equipment – 1.1%
Cisco Systems, Inc.	142,374	$3,909,590

Internet Software & Services – 5.1%
eBay, Inc.(a)	94,300	5,680,632
Facebook, Inc. – Class A(a)	41,368	3,547,927
Google, Inc. – Class C(a)	11,040	5,746,430
Yahoo!, Inc.(a)	59,422	2,334,690

		17,309,679

IT Services – 2.5%
Cognizant Technology Solutions Corp. – Class A(a)	65,610	4,008,115
Vantiv, Inc. – Class A(a)	113,699	4,342,165

		8,350,280

Semiconductors & Semiconductor Equipment – 0.8%
NXP Semiconductors NV(a)	27,995	2,749,109

Software – 3.0%
Electronic Arts, Inc.(a)	73,450	4,884,425
Microsoft Corp.	67,423	2,976,725
Oracle Corp.	54,296	2,188,129

		10,049,279

Technology Hardware, Storage & Peripherals – 6.0%
Apple, Inc.	108,080	13,555,934
EMC Corp./MA	159,009	4,196,248
Hewlett-Packard Co.	80,290	2,409,503

		20,161,685

		62,529,622

Financials – 17.0%
Banks – 8.7%
Citigroup, Inc.	80,794	4,463,061
JPMorgan Chase & Co.	79,563	5,391,189
US Bancorp/MN	123,047	5,340,240
Wells Fargo & Co.	250,785	14,104,148

		29,298,638

Capital Markets – 1.9%
Goldman Sachs Group, Inc. (The)	25,197	5,260,882
Morgan Stanley	28,288	1,097,291

		6,358,173

Diversified Financial Services – 3.9%
Berkshire Hathaway, Inc. – Class B(a)	46,386	6,313,598
McGraw Hill Financial, Inc.	70,491	7,080,821

		13,394,419

Real Estate Investment Trusts (REITs) – 1.9%
Crown Castle International Corp.	80,556	6,468,647

AB SELECT US EQUITY PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.6%
Realogy Holdings Corp.(a)	45,570	$2,129,030

		57,648,907

Consumer Discretionary – 16.6%
Hotels, Restaurants & Leisure – 2.8%
McDonald’s Corp.	46,855	4,454,505
Wyndham Worldwide Corp.	62,807	5,144,521

		9,599,026

Household Durables – 1.8%
Lennar Corp. – Class A	61,858	3,157,232
Toll Brothers, Inc.(a)	74,636	2,850,349

		6,007,581

Internet & Catalog Retail – 1.1%
Amazon.com, Inc.(a)	8,235	3,574,731

Media – 7.3%
Comcast Corp. – Class A	146,301	8,798,542
Time Warner, Inc.	87,072	7,610,964
Walt Disney Co. (The)	71,055	8,110,218

		24,519,724

Multiline Retail – 0.8%
Dollar General Corp.	35,238	2,739,402

Specialty Retail – 2.8%
AutoNation, Inc.(a)	71,781	4,520,767
DavidsTea, Inc.(a)	1,001	21,512
Home Depot, Inc. (The)	45,387	5,043,857

		9,586,136

		56,026,600

Health Care – 14.3%
Biotechnology – 1.5%
Gilead Sciences, Inc.	44,224	5,177,746

Health Care Equipment & Supplies – 3.0%
Medtronic PLC	135,389	10,032,325

Health Care Providers & Services – 3.4%
HCA Holdings, Inc.(a)	24,556	2,227,720
McKesson Corp.	29,270	6,580,189
Teladoc, Inc.	4,313	81,947
UnitedHealth Group, Inc.	20,580	2,510,760

		11,400,616

Pharmaceuticals – 6.4%
AbbVie, Inc.	35,279	2,370,396
Allergan PLC(a)	32,468	9,852,739
Johnson & Johnson	28,151	2,743,597
Mylan NV(a)	26,819	1,819,937
Pfizer, Inc.	95,017	3,185,920
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	28,702	1,696,288

		21,668,877

		48,279,564

10	• AB SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 10.8%
Food & Staples Retailing – 6.7%
CVS Health Corp.	95,175	$9,981,954
Kroger Co. (The)	173,759	12,599,265

		22,581,219

Food Products – 2.2%
General Mills, Inc.	52,712	2,937,113
Kellogg Co.	74,355	4,662,058

		7,599,171

Tobacco – 1.9%
Reynolds American, Inc.	86,499	6,458,016

		36,638,406

Industrials – 7.9%
Aerospace & Defense – 6.7%
Lockheed Martin Corp.	43,699	8,123,644
Northrop Grumman Corp.	55,606	8,820,780
United Technologies Corp.	49,493	5,490,259

		22,434,683

Airlines – 0.5%
Delta Air Lines, Inc.	42,325	1,738,711

Road & Rail – 0.7%
Union Pacific Corp.	26,041	2,483,530

		26,656,924

Materials – 5.8%
Chemicals – 3.3%
Dow Chemical Co. (The)	161,500	8,263,955
Ecolab, Inc.	23,962	2,709,383

		10,973,338

Containers & Packaging – 2.5%
Sealed Air Corp.	166,763	8,568,283

		19,541,621

Energy – 4.8%
Energy Equipment & Services – 1.0%
Schlumberger Ltd.	39,520	3,406,229

Oil, Gas & Consumable Fuels – 3.8%
Anadarko Petroleum Corp.	36,151	2,821,947
EOG Resources, Inc.	32,429	2,839,159
Marathon Petroleum Corp.	56,970	2,980,100
Occidental Petroleum Corp.	51,931	4,038,674

		12,679,880

		16,086,109

Telecommunication Services –1.4%
Diversified Telecommunication Services – 1.4%
Verizon Communications, Inc.	104,858	4,887,431

AB SELECT US EQUITY PORTFOLIO •	11

Portfolio of Investments

Company		Shares		U.S. $ Value

Utilities – 0.0%
Independent Power and Renewable Electricity Producers – 0.0%
8Point3 Energy Partners LP(a)		3,766		$70,123

Total Common Stocks (cost $292,180,081)				328,365,307

SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(b)(c) (cost $11,733,621)		11,733,621		11,733,621

		Principal Amount (000)
Time Deposit – 0.0%
BBH Grand Cayman 0.05%, 7/02/15 (cost $9)	CAD	0	*	8

Total Short-Term Investments (cost $11,733,630)				11,733,629

Total Investments – 100.6% (cost $303,913,711)				340,098,936
Other assets less liabilities – (0.6)%				(2,023,074)

Net Assets – 100.0%				$338,075,862

*	Principal amount is less than 500.

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

12	• AB SELECT US EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $292,180,090)	$328,365,315
Affiliated issuers (cost $11,733,621)	11,733,621
Receivable for investment securities sold	13,892,166
Dividends receivable	305,490
Receivable for capital stock sold	290,555

Total assets	354,587,147

Liabilities
Payable for investment securities purchased	14,094,704
Payable for capital stock redeemed	1,873,350
Advisory fee payable	284,292
Distribution fee payable	18,749
Administrative fee payable	14,356
Transfer Agent fee payable	4,755
Accrued expenses and other liabilities	221,079

Total Liabilities	16,511,285

Net Assets	$338,075,862

Composition of Net Assets
Capital stock, at par	$2,172
Additional paid-in capital	289,659,140
Undistributed net investment income	373,412
Accumulated net realized gain on investment and foreign currency transactions	11,855,913
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	36,185,225

$338,075,862

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$18,957,597	1,218,074	$15.56	*

C	$16,791,375	1,105,235	$15.19

Advisor	$260,521,467	16,695,049	$15.60

R	$15,463	1,006	$15.37

K	$3,603,735	233,478.50	$15.43

I	$38,186,225	2,466,710	$15.48

*	The maximum offering price per share for Class A shares was $16.25, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB SELECT US EQUITY PORTFOLIO •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the year ended June 30, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $9,338)	$5,024,436
Affiliated issuers	11,144	$5,035,580

Expenses
Advisory fee (see Note B)	3,293,673
Distribution fee—Class A	65,789
Distribution fee—Class C	139,382
Distribution fee—Class R	78
Distribution fee—Class K	7,920
Transfer agency—Class A	8,530
Transfer agency—Class C	4,969
Transfer agency—Advisor Class	85,354
Transfer agency—Class R	11
Transfer agency—Class K	5,817
Transfer agency—Class I	24,477
Custodian	212,207
Registration fees	85,001
Administrative	56,676
Audit and tax	44,677
Legal	38,949
Printing	26,609
Directors’ fees	17,449
Miscellaneous	29,887

Total expenses	4,147,455
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,179)

Net expenses		4,146,276

Net investment income		889,304

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		26,709,789
Foreign currency transactions		818
Net change in unrealized appreciation/depreciation on:
Investments		(1,537,352)

Net gain on investment and foreign currency transactions		25,173,255

Contributions from Affiliates (see Note B)		1,527

Net Increase in Net Assets from Operations		$26,064,086

See notes to financial statements.

14	• AB SELECT US EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2015	Year Ended June 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$889,304	$1,314,846
Net realized gain on investment and foreign currency transactions	26,710,607	23,388,388
Net change in unrealized appreciation/depreciation on investments	(1,537,352)	29,487,023
Contributions from Affiliates (see Note B)	1,527	– 0	–

Net increase in net assets from operations	26,064,086	54,190,257
Dividends and Distributions to Shareholders from
Net investment income
Class A	(66,538)	(15,208)
Advisor Class	(933,307)	(462,548)
Class I	(130,920)	(459,633)
Net realized gain on investment and foreign currency transactions
Class A	(2,303,832)	(357,603)
Class C	(1,045,509)	(154,994)
Advisor Class	(18,456,046)	(4,027,456)
Class R	(1,243)	(324)
Class K	(238,923)	(48,092)
Class I	(2,942,373)	(3,887,910)
Capital Stock Transactions
Net increase	51,715,460	102,543,845

Total increase	51,660,855	147,320,334
Net Assets
Beginning of period	286,415,007	139,094,673

End of period (including undistributed net investment income of $373,412 and $553,089, respectively)	$338,075,862	$286,415,007

See notes to financial statements.

AB SELECT US EQUITY PORTFOLIO •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select US Equity Portfolio are each diversified Portfolios. All of the other Portfolios are non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Select US Equity Portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of June 30, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or

16	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short- term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of

AB SELECT US EQUITY PORTFOLIO •	17

Notes to Financial Statements

the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2015:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$62,529,622		$	– 0	–	$	– 0	–	$62,529,622
Financials	57,648,907			– 0	–		– 0	–	57,648,907
Consumer Discretionary	56,026,600			– 0	–		– 0	–	56,026,600
Health Care	48,197,617			81,947			– 0	–	48,279,564
Consumer Staples	36,638,406			– 0	–		– 0	–	36,638,406
Industrials	26,656,924			– 0	–		– 0	–	26,656,924
Materials	19,541,621			– 0	–		– 0	–	19,541,621
Energy	16,086,109			– 0	–		– 0	–	16,086,109
Telecommunication Services	4,887,431			– 0	–		– 0	–	4,887,431
Utilities	70,123			– 0	–		– 0	–	70,123
Short-Term Investments:
Investment Companies	11,733,621			– 0	–		– 0	–	11,733,621
Time Deposits	– 0	–		8			– 0	–	8

Total Investments in Securities	340,016,981			81,955			– 0	–	340,098,936
Other Financial Instruments*:	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$340,016,981			$81,955		$	– 0	–	$340,098,936

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In

AB SELECT US EQUITY PORTFOLIO •	19

Notes to Financial Statements

particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

20	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.55%, 2.30%,

AB SELECT US EQUITY PORTFOLIO •	21

Notes to Financial Statements

1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before November 1, 2015. For the year ended June 30, 2015, such waiver/reimbursement amounted to $1,179. Prior to October 31, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60% of daily average net assets for Class A.

For the year ended June 30, 2015, the Adviser reimbursed the Fund $1,527 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2015, the reimbursement for such services amounted to $56,676.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $56,195 for the year ended June 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,848 from the sale of Class A shares and received $6,121 and $2,396 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2015 is as follows:

Market Value June 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)	Dividend Income (000)
$12,438	$158,277	$158,981	$11,734	$11

Brokerage commissions paid on investment transactions for the year ended June 30, 2015 amounted to $908,819, none of which was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

22	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $49,153, $206 and $4,821 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,121,184,095		$1,092,755,998
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$310,771,355

Gross unrealized appreciation	$38,808,457
Gross unrealized depreciation	(9,480,876)

Net unrealized appreciation	$29,327,581

AB SELECT US EQUITY PORTFOLIO •	23

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended June 30, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

Class A
Shares sold	1,407,684	1,237,715	$22,305,251	$17,567,755

Shares issued in reinvestment of dividends and distributions	137,821	22,799	2,076,968	330,324

Shares redeemed	(1,450,405)	(913,196)	(22,782,891)	(13,114,558)

Net increase	95,100	347,318	$1,599,328	$4,783,521

Class C
Shares sold	491,624	568,706	$7,607,744	$8,045,330

Shares issued in reinvestment of dividends and distributions	54,997	8,347	812,303	119,440

Shares redeemed	(135,262)	(75,981)	(2,083,408)	(1,083,262)

Net increase	411,359	501,072	$6,336,639	$7,081,508

24	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

Advisor Class
Shares sold	4,104,906	8,021,062	$64,474,672	$110,391,366

Shares issued in reinvestment of dividends and distributions	1,252,078	5,824	18,893,856	4,384,001

Shares redeemed	(3,075,415)	(2,394,782)	(48,500,993)	(35,077,026)

Net increase	2,281,569	5,632,104	$34,867,535	$79,698,341

Class K
Shares sold	54,102	61,387	$851,734	$863,064

Shares issued in reinvestment of dividends and distributions	15,971	3,344	238,922	48,092

Shares redeemed	(9,650)	(14,949)	(149,615)	(208,698)

Net increase	60,423	49,782	$941,041	$702,458

Class I
Shares sold	764,650	12,180,367	$11,917,231	$169,339,627

Shares issued in reinvestment of dividends and distributions	205,280	302,448	3,073,035	4,345,377

Shares redeemed	(446,746)	(11,160,440)	(7,019,349)	(163,406,987)

Net increase	523,184	1,322,375	$7,970,917	$10,278,017

Class R did not have any transactions in capital shares for the years ended June 30, 2015 and June 30, 2014, respectively.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had

AB SELECT US EQUITY PORTFOLIO •	25

Notes to Financial Statements

prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$24,012,274	$9,137,794
Long-term capital gains	2,106,417	275,974

Total taxable distributions paid	$26,118,691	$9,413,768

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,770,509
Undistributed capital gains	10,316,460
Unrealized appreciation/(depreciation)	29,327,581	(a)

Total accumulated earnings/(deficit)	$48,414,550

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2015, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications, contributions from affiliates and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign

26	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB SELECT US EQUITY PORTFOLIO •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.62	$ 13.26	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(b)	.01	.02	.04	(c)	.02	(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.20	2.68	2.42	1.11
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.21	2.70	2.46	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.02)	(.00	)(d)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.27)	(.34)	(.33)	– 0	–

Net asset value, end of period	$ 15.56	$ 15.62	$ 13.26	$ 11.13

Total Return
Total investment return based on net asset value(e)	8.02%	20.53%	22.53%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,958	$17,535	$10,285	$182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45%	1.49%	1.60%	1.60	%(f)
Expenses, before waivers/reimbursements	1.45%	1.49%	2.02%	12.00	%(f)
Net investment income	.08%	.12%	.34	%(c)	.36	%(c)(f)
Portfolio turnover rate	348%	495%	560%	269%

See footnote summary on page 33.

28	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.34	$ 13.11	$ 11.09	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.10)	(.08)	(.05	)(c)	(.03	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.19	2.63	2.40	1.12
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.09	2.55	2.35	1.09

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(1.24)	(.32)	(.33)	– 0	–

Net asset value, end of period	$ 15.19	$ 15.34	$ 13.11	$ 11.09

Total Return
Total investment return based on net asset value(e)	7.31%	19.65%	21.59%	10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,791	$10,645	$2,528	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.19%	2.20%	2.30%	2.30	%(f)
Expenses, before waivers/reimbursements	2.19%	2.20%	2.70%	23.45	%(f)
Net investment loss	(.66)%	(.57)%	(.43	)%(c)	(.48	)%(c)(f)
Portfolio turnover rate	348%	495%	560%	269%

See footnote summary on page 33.

AB SELECT US EQUITY PORTFOLIO •	29

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.64	$ 13.26	$ 11.15	$ 10.00

Income From Investment Operations
Net investment income(b)	.05	.06	.07	(c)	.07	(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.21	2.68	2.43	1.08
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.26	2.74	2.50	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.04)	(.06)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.30)	(.36)	(.39)	– 0	–

Net asset value, end of period	$ 15.60	$ 15.64	$ 13.26	$ 11.15

Total Return
Total investment return based on net asset value(e)	8.40%	20.89%	22.88%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$260,521	$225,377	$116,470	$8,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.19%	1.19%	1.30%	1.30	%(f)
Expenses, before waivers/reimbursements	1.19%	1.19%	2.01%	8.77	%(f)
Net investment income	.34%	.42%	.56	%(c)	1.21	%(c)(f)
Portfolio turnover rate	348%	495%	560%	269%

See footnote summary on page 33.

30	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.44	$ 13.13	$ 11.05	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	(.03)	(.01)	.01	(c)	.00	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.20	2.64	2.40	1.11
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.17	2.63	2.41	1.11

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.00	)(d)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.24)	(.32)	(.33)	(.06)

Net asset value, end of period	$ 15.37	$ 15.44	$ 13.13	$ 11.05

Total Return
Total investment return based on net asset value(e)	7.80%	20.23%	22.26%	11.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15	$16	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.72%	1.70%	1.80%	1.80	%(f)
Expenses, before waivers/reimbursements	1.72%	1.70%	3.27%	10.09	%(f)
Net investment income (loss)	(.18)%	(.10)%	.04	%(c)	(.00	)%(c)(f)(g)
Portfolio turnover rate	348%	495%	560%	269%

See footnote summary on page 33.

AB SELECT US EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.47	$ 13.14	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.00	)(d)	.01	.04	.03
Net realized and unrealized gain on investment and foreign currency transactions	1.20	2.64	2.41	1.10
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.20	2.65	2.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.24)	(.32)	(.38)	(.06)

Net asset value, end of period	$ 15.43	$ 15.47	$ 13.14	$ 11.07

Total Return
Total investment return based on net asset value(e)	8.05%	20.37%	22.58%	11.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,604	$2,678	$1,620	$481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.55%	1.55	%(f)
Expenses, before waivers/reimbursements	1.59%	1.62%	2.64%	7.75	%(f)
Net investment income (loss)(c)	(.02)%	.07%	.29%	.51	%(f)
Portfolio turnover rate	348%	495%	560%	269%

See footnote summary on page 33.

32	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.52	$ 13.17	$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(b)	.05	.06	.07	(c)	.04	(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.20	2.65	2.40	1.11
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.25	2.71	2.47	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.04)	(.06)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.29)	(.36)	(.39)	(.06)

Net asset value, end of period	$ 15.48	$ 15.52	$ 13.17	$ 11.09

Total Return
Total investment return based on net asset value(e)	8.34%	20.81%	22.82%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,186	$30,164	$8,179	$10,288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.22%	1.18%	1.30%	1.30	%(f)
Expenses, before waivers/reimbursements	1.22%	1.18%	2.78%	8.25	%(f)
Net investment income	.31%	.40%	.55	%(c)	.58	%(c)(f)
Portfolio turnover rate	348%	495%	560%	269%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Amount less than 0.005%.

See notes to financial statements.

AB SELECT US EQUITY PORTFOLIO •	33

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and Shareholders of AB Select US Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Select US Equity Portfolio, (formerly AllianceBernstein Select US Equity Portfolio) (the “Fund”), one of the portfolios constituting the AB Cap Fund, Inc., (formerly AllianceBernstein Cap Fund, Inc.), as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended and the period December 8, 2011 (commencement of operations) to June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Select US Equity Portfolio, one of the portfolios constituting the AB Cap Fund, Inc., at June 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period December 8, 2011 (commencement of operations) to June 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2015

34	• AB SELECT US EQUITY PORTFOLIO

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2015. For corporate shareholders, 19.20% of dividends paid qualify for the dividends received deduction.

For the taxable year ended June 30, 2015, the Fund designates $3,954,271 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB SELECT US EQUITY PORTFOLIO •	35

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Anthony Nappo(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	Messrs. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s Portfolio.

36	• AB SELECT US EQUITY PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 55 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

AB SELECT US EQUITY PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., # 73 (2011)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB funds since January 2014, and Chairman of the Independent Directors Committees of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 73 (2011)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

38	• AB SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 71 (2011)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007-2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., # 83 (2011)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

AB SELECT US EQUITY PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 79 (2011)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	121

Nancy P. Jacklin, # 67 (2011)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

40	• AB SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 63 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	121	None

Earl D. Weiner, # 76 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

AB SELECT US EQUITY PORTFOLIO •	41

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

42	• AB SELECT US EQUITY PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Kurt A. Feuerman 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2011. Prior thereto, he was a senior managing director and senior trader with Caxton Associates LP, since prior to 2010.

Anthony Nappo 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2011. Prior thereto, he was a portfolio manager at Surveyor Capital, a group within Citadel LLC, and managed a long/short healthcare portfolio as well as a team of analysts, since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

AB SELECT US EQUITY PORTFOLIO •	43

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’ Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Select US Equity Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

44	• AB SELECT US EQUITY PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

AB SELECT US EQUITY PORTFOLIO •	45

respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Index (the “Index”), in each case for the 1- and 3-year periods ended February 28, 2015, and (in the case of comparisons with the Index) the period since inception (December 2011 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period. The Portfolio lagged the Index in all periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that the Portfolio’s contractual effective advisory fee rate of 100 basis points was higher than the Expense Group median and that the administrative expense reimbursement was 1.8 basis points in the Portfolio’s latest fiscal year.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a rate equal to the Portfolio’s flat fee rate and that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional

46	• AB SELECT US EQUITY PORTFOLIO

clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently below the cap), was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

AB SELECT US EQUITY PORTFOLIO •	47

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints, and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

48	• AB SELECT US EQUITY PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE

FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT

ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB Select US Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The information in the fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summarypertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB SELECT US EQUITY PORTFOLIO •	49

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2015.

Portfolio	Advisory Fee Schedule[5]	Net Assets 3/31/15 ($MIL)
Select US Equity Portfolio	1.00% of average daily net assets	$358.5

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $63,273 (0.018% of the Portfolio’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least

3	Jones v. Harris at 1527.

4

Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

5	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

50	• AB SELECT US EQUITY PORTFOLIO

60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End
Select US Equity Portfolio[8]	Advisor	1.30%	1.18%	June 30
	Class A	1.55%[9]	1.46%	(ratios as of
	Class C	2.30%	2.18%	December 31, 2014)
	Class R	1.80%	1.73%
	Class K	1.55%	1.61%
	Class I	1.30%	1.24%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account

6	Semi-annual total expense ratios are unaudited.

7	Annualized

8	The Portfolio’s current fiscal year exposure to ETFs is 2.40% of the Portfolio’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.005%.

9	Prior to November 1, 2014, the expense cap of the Portfolio’s Class A shares was 1.60%. The new expense cap reflects the reduction of 12b-1 fees from 0.30% to 0.25% effective November 1, 2014.

AB SELECT US EQUITY PORTFOLIO •	51

with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2015 net assets.11

Portfolio	Net Assets 3/31/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US	$358.5	Select US Equity (Long Only)	0.728%	1.000%
Equity		1.00% on 1st $25 million
Portfolio		0.80% on next $25 million
0.70% on the balance
Minimum account size: $200m

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set for below for Select US Equity Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

52	• AB SELECT US EQUITY PORTFOLIO

Portfolio	Luxembourg Fund	Fee[12]
Select US Equity Portfolio	Select US Equity Portfolio Class A Class I	1.80% 1.00%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other investment advisers. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio	Sub-advised Fund	AB Sub-Advisory Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Portfolio Adv. Fee (%)
Select US Equity Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.45% on the first $500 million 0.40% on next $500 million 0.35% on the balance	0.450%	1.000%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreement is generally confined to the services related to the investment process; in other words, it is not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other

12

Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

AB SELECT US EQUITY PORTFOLIO •	53

investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)14 and the Portfolio’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[16]	Lipper EG Median (%)	Lipper EG Rank
Select US Equity Portfolio	1.000	0.750	11/11

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.17 Set forth below is Lipper’s comparison of the Portfolio’s

13

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

14

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15

The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that fund had the lowest effective fee rate in the Lipper peer group.

16

The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

54	• AB SELECT US EQUITY PORTFOLIO

total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Select US Equity Portfolio	1.488	1.165	11/11	1.165	21/21

Based on this analysis, the Portfolio has an equally favorable ranking on a contractual management fee basis and a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014 relative to calendar year 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

18	Most recently completed fiscal year Class A share total expense ratio.

AB SELECT US EQUITY PORTFOLIO •	55

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $7,293, $121,755 and $4,948 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.19

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $58,449 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this

19	Effective November 1, 2014, ABI implemented a reduction to the Portfolio’s Class A distribution service payment rate from 0.30% to 0.25%.

56	• AB SELECT US EQUITY PORTFOLIO

period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB SELECT US EQUITY PORTFOLIO •	57

The information prepared by Lipper shows the 1 and 3 year performance returns and rankings23 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the period ended February 28, 2015.25

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Select US Equity Portfolio
1 year	14.60	12.54	12.95	3/11	37/132
3 year	17.80	15.55	16.69	2/11	30/118

Set forth below are the 1 and 3 years and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
Select US Equity Portfolio	14.61	17.80	20.06	8.84	1.87	3
S&P 500 Index	15.51	18.00	20.48	9.36	1.79	3
Inception Date: December 8, 2011

23	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

58	• AB SELECT US EQUITY PORTFOLIO

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted the Portfolio’s high advisory fees and total expenses. The Senior Officer recommended that the Directors consider discussing with the Adviser its plans to reduce the Portfolio’s advisory fees and total expenses. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

AB SELECT US EQUITY PORTFOLIO •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

60	• AB SELECT US EQUITY PORTFOLIO

AB Family of Funds

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SUE-0151-0615

JUN    06.30.15

ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

August 7, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Select US Long/Short Portfolio (the “Fund”) for the annual reporting period ended June 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Select US Long/Short Portfolio to AB Select US Long/Short Portfolio.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline.

AB SELECT US LONG/SHORT PORTFOLIO •	1

To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended June 30, 2015.

All share classes of the Fund underperformed the benchmark for both periods. During the 12-month period, the Fund’s net market exposure ranged from 31% to 71%, ending the period at 50%. The Fund’s low net market exposure led it to underperform the fully-invested benchmark. Within the Fund’s long holdings, sector selection was the largest contributor to returns, particularly an underweight to the energy sector and overweight to consumer discretionary, relative to the benchmark. Security selection within the consumer staples and materials sectors also added to relative returns, however selection within technology and financials detracted. The Fund’s short holdings added to relative performance, as gains from selection in technology, industrials, and consumer discretionary outweighed losses from selection in energy and financials.

During the six-month period, the Fund’s net market exposure ranged from 40% to 71%. Within the Fund’s

2	• AB SELECT US LONG/SHORT PORTFOLIO

long holdings, sector selection was the largest contributor to performance, particularly an underweight to the utilities sector and an overweight to consumer discretionary, relative to the benchmark. Security selection was also additive during the period, specifically in the consumer staples, financials and materials sectors, however selection in technology, industrials, and consumer discretionary detracted. The Fund’s short holdings detracted from performance as selection within financials and industrials more than offset gains from selection in consumer discretionary and technology.

The Fund utilized derivatives in the form of futures and purchased options for hedging and investment purposes, which had an immaterial impact on performance during both periods, in absolute terms.

Market Review and Investment Strategy

The S&P 500 Index rose during the 12-month period ended June 30, 2015. However, there were several sharp market drawdowns early in the period (in October and December 2014). In each of these instances, the declines were followed by sharp reversals that pushed markets to new highs, creating a difficult environment to navigate. In addition, April proved a challenging month as investor sentiment shifted away from US-centric stocks, especially those with higher valuations that have done well in recent years. Even though stocks hit a new high in April, activity was volatile and gains tenuous. Valuations rose to the highest levels since before the 2008 crisis and as a result, investors focused on the headlines; Greece, Puerto Rico, and China are examples. There was an uptick in market anxiety, with equity market volatility ending the period at its highest level since February. However, flows into equities were subdued during the period, and bond inflows were well above normal, which kept equity valuations low on a relative basis. Fixed-income inflows were one factor keeping interest rates low, which unleashed a torrent of pro-shareholder actions in US corporate boardrooms. Debt is relatively inexpensive, and firms continued to use it to buy back stock and make accretive acquisitions. The US economy continued to improve; banks have been generating profits and building capital for seven years, resulting in the strongest capital ratios in 60 years, household net worth is at a record high, consumer confidence returned to pre-2008 levels, housing is strong and employment levels have increased.

AB SELECT US LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB SELECT US LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SELECT US LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Select US Long/Short Portfolio
Class A	-0.08%	1.31%

Class C	-0.43%	0.56%

Advisor Class*	0.00%	1.56%

Class R*	-0.17%	1.15%

Class K*	-0.08%	1.40%

Class I*	0.17%	1.73%

S&P 500 Index	1.23%	7.42%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB SELECT US LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/12/2012* – 6/30/2015 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Select US Long/Short Portfolio Fund Class A shares (from 12/12/2012* to 6/30/15) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/12/2012.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB SELECT US LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE RETURNS AS OF JUNE 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.31%	-3.01%
Since Inception*	8.99%	7.16%

Class C Shares
1 Year	0.56%	-0.40%
Since Inception*	8.21%	8.21%

Advisor Class Shares†
1 Year	1.56%	1.56%
Since Inception*	9.27%	9.27%

Class R Shares†
1 Year	1.15%	1.15%
Since Inception*	8.74%	8.74%

Class K Shares†
1 Year	1.40%	1.40%
Since Inception*	8.99%	8.99%

Class I Shares†
1 Year	1.73%	1.73%
Since Inception*	9.30%	9.30%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.31%, 3.06%, 2.06%, 2.56%, 2.33% and 2.09% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 2.20%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 12, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/12/2012.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB SELECT US LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.01%
Since Inception*	7.16%

Class C Shares
1 Year	-0.40%
Since Inception*	8.21%

Advisor Class Shares†
1 Year	1.56%
Since Inception*	9.27%

Class R Shares†
1 Year	1.15%
Since Inception*	8.74%

Class K Shares†
1 Year	1.40%
Since Inception*	8.99%

Class I Shares†
1 Year	1.73%
Since Inception*	9.30%

*	Inception date: 12/12/2012.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB SELECT US LONG/SHORT PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$999.20	$11.75	2.37%
Hypothetical**	$1,000	$1,013.04	$11.83	2.37%
Class C
Actual	$1,000	$995.70	$15.49	3.13%
Hypothetical**	$1,000	$1,009.27	$15.59	3.13%
Advisor Class
Actual	$1,000	$1,000.00	$10.51	2.12%
Hypothetical**	$1,000	$1,014.28	$10.59	2.12%
Class R
Actual	$1,000	$998.30	$12.88	2.60%
Hypothetical**	$1,000	$1,011.90	$12.97	2.60%
Class K
Actual	$1,000	$999.20	$11.80	2.38%
Hypothetical**	$1,000	$1,012.99	$11.88	2.38%
Class I
Actual	$1,000	$1,001.70	$10.22	2.06%
Hypothetical**	$1,000	$1,014.58	$10.29	2.06%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB SELECT US LONG/SHORT PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

June 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,753.5

SECTOR BREAKDOWN*

	Long	Short

Consumer Discretionary	13.4%	-0.4%
Consumer Staples	7.9	—
Energy	3.4	—
Financials	10.9	—
Funds and Investment Trusts	0.1	-13.5
Health Care	9.8	—
Industrials	5.0	-0.5
Information Technology	12.5	-1.1
Materials	4.2	—
Telecommunication Services	0.9	—

TEN LARGEST HOLDINGS*

Long

Company

Wells Fargo & Co.	2.6%
Apple, Inc.	2.5
Kroger Co. (The)	2.4
Medtronic PLC	1.9
CVS Health Corp.	1.9
Allergan PLC	1.9
Northrop Grumman Corp.	1.7
Comcast Corp.	1.7
Sealed Air Corp.	1.6
Dow Chemical Co. (The)	1.5

Short

Company

SPDR S&P 500 ETF Trust	-9.4%
Financial Select Sector SPDR Fund	-1.5
SPDR S&P Retail ETF	-1.4
PowerShares Senior Loan Portfolio	-0.7
iShares 20+ Year Treasury Bond ETF	-0.4
General Electric Co.	-0.3
Infosys Ltd.	-0.3
VMware, Inc.	-0.3
Robert Half International, Inc.	-0.2
Twenty-First Century Fox, Inc.	-0.2

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are abased on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB SELECT US LONG/SHORT PORTFOLIO •	11

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 68.0%
Consumer Discretionary – 13.4%
Hotels, Restaurants & Leisure – 2.7%
Bloomin’ Brands, Inc.	261,379	$5,580,442
La Quinta Holdings, Inc.(a)	156,115	3,567,228
McDonald’s Corp.	154,854	14,721,970
Wyndham Worldwide Corp.	207,797	17,020,652
Wynn Resorts Ltd.	30,150	2,974,900
Yum! Brands, Inc.	43,971	3,960,908

		47,826,100

Household Durables – 1.1%
Lennar Corp. – Class A	204,214	10,423,083
Toll Brothers, Inc.(a)	246,428	9,411,085

		19,834,168

Internet & Catalog Retail – 1.3%
Amazon.com, Inc.(a)	27,196	11,805,512
Etsy, Inc.(a)	64,181	901,743
Netflix, Inc.(a)	3,862	2,537,102
Priceline Group, Inc. (The)(a)	4,433	5,104,023
TripAdvisor, Inc.(a)	23,668	2,062,430

		22,410,810

Media – 5.3%
AMC Networks, Inc. – Class A(a)	26,388	2,159,858
CBS Corp. – Class B	78,467	4,354,918
Cinemark Holdings, Inc.	97,069	3,899,262
Comcast Corp. – Class A	483,173	29,058,024
Lions Gate Entertainment Corp.	35,626	1,319,943
Time Warner, Inc.	287,553	25,135,008
Walt Disney Co. (The)	234,656	26,783,636

		92,710,649

Multiline Retail – 0.5%
Dollar General Corp.	116,383	9,047,614

Specialty Retail – 2.2%
AutoNation, Inc.(a)	237,066	14,930,417
Bed Bath & Beyond, Inc.(a)	42,888	2,958,414
DavidsTea, Inc.(a)	5,204	111,834
GNC Holdings, Inc. – Class A	77,213	3,434,434
Home Depot, Inc. (The)	149,898	16,658,165

		38,093,264

Textiles, Apparel & Luxury Goods – 0.3%
lululemon athletica, Inc.(a)	63,392	4,139,497

		234,062,102

Information Technology – 12.5%
Communications Equipment – 0.7%
Cisco Systems, Inc.	470,202	12,911,747

Internet Software & Services – 3.6%
eBay, Inc.(a)	311,435	18,760,845

12	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Facebook, Inc. – Class A(a)	136,617	$11,716,957
Google, Inc. – Class C(a)	36,459	18,977,274
Pandora Media, Inc.(a)	210,517	3,271,434
Twitter, Inc.(a)	71,464	2,588,426
Yahoo!, Inc.(a)	196,249	7,710,623

		63,025,559

IT Services – 1.9%
Cognizant Technology Solutions Corp. – Class A(a)	216,700	13,238,203
Vantiv, Inc. – Class A(a)	375,501	14,340,383
Visa, Inc. – Class A	84,564	5,678,473

		33,257,059

Semiconductors & Semiconductor Equipment – 0.5%
NXP Semiconductors NV(a)	92,462	9,079,768

Software – 2.0%
Electronic Arts, Inc.(a)	242,579	16,131,504
Microsoft Corp.	222,673	9,831,013
Oracle Corp.	179,324	7,226,757
Take-Two Interactive Software, Inc.(a)	56,923	1,569,367

		34,758,641

Technology Hardware, Storage & Peripherals – 3.8%
Apple, Inc.	356,854	44,758,413
EMC Corp./MA	525,143	13,858,524
Hewlett-Packard Co.	265,167	7,957,661

		66,574,598

		219,607,372

Financials – 10.9%
Banks – 5.5%
Citigroup, Inc.	267,364	14,769,187
JPMorgan Chase & Co.	263,222	17,835,923
US Bancorp/MN	407,081	17,667,316
Wells Fargo & Co.	828,196	46,577,743

		96,850,169

Capital Markets – 1.2%
Goldman Sachs Group, Inc. (The)	83,385	17,409,954
Morgan Stanley	93,512	3,627,331

		21,037,285

Diversified Financial Services – 2.6%
Berkshire Hathaway, Inc. – Class B(a)	153,197	20,851,643
McGraw Hill Financial, Inc.	232,806	23,385,363

		44,237,006

Real Estate Investment Trusts (REITs) – 1.2%
Crown Castle International Corp.	266,028	21,362,048

AB SELECT US LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.4%
Realogy Holdings Corp.(a)	150,502	$7,031,454

		190,517,962

Health Care – 9.8%
Biotechnology – 0.9%
Gilead Sciences, Inc.	146,057	17,100,353

Health Care Equipment & Supplies – 1.9%
Medtronic PLC	447,136	33,132,778

Health Care Providers & Services – 2.6%
Aetna, Inc.	24,835	3,165,469
Brookdale Senior Living, Inc.(a)	124,499	4,320,116
HCA Holdings, Inc.(a)	81,135	7,360,567
McKesson Corp.	96,668	21,731,933
Teladoc, Inc.(a)	22,393	425,467
UnitedHealth Group, Inc.	67,960	8,291,120

		45,294,672

Health Care Technology – 0.3%
IMS Health Holdings, Inc.(a)	161,007	4,934,864

Pharmaceuticals – 4.1%
AbbVie, Inc.	116,515	7,828,643
Allergan PLC(a)	107,225	32,538,498
Johnson & Johnson	92,971	9,060,954
Mylan NV(a)	88,575	6,010,699
Pfizer, Inc.	313,807	10,521,949
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	94,796	5,602,444

		71,563,187

		172,025,854

Consumer Staples – 7.9%
Food & Staples Retailing – 4.2%
CVS Health Corp.	314,328	32,966,720
Kroger Co. (The)	573,776	41,604,498

		74,571,218

Food Products – 2.5%
Boulder Brands, Inc.(a)	143,325	994,675
General Mills, Inc.	174,331	9,713,723
Kellogg Co.	245,944	15,420,689
Kraft Foods Group, Inc.	55,569	4,731,145
Mead Johnson Nutrition Co. – Class A	78,268	7,061,339
Mondelez International, Inc. – Class A	126,101	5,187,795

		43,109,366

Tobacco – 1.2%
Reynolds American, Inc.	285,666	21,327,824

		139,008,408

14	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 5.0%
Aerospace & Defense – 4.2%
Lockheed Martin Corp.	144,309	$26,827,043
Northrop Grumman Corp.	183,968	29,182,844
United Technologies Corp.	163,789	18,169,114

		74,179,001

Airlines – 0.3%
Delta Air Lines, Inc.	139,786	5,742,409

Road & Rail – 0.5%
Union Pacific Corp.	86,130	8,214,218

		88,135,628

Materials – 4.2%
Chemicals – 2.3%
Axiall Corp.	91,108	3,284,443
Dow Chemical Co. (The)	533,310	27,289,473
Ecolab, Inc.	79,138	8,948,134

		39,522,050

Containers & Packaging – 1.6%
Sealed Air Corp.	550,754	28,297,740

Paper & Forest Products – 0.3%
Louisiana-Pacific Corp.(a)	339,424	5,780,391

		73,600,181

Energy – 3.4%
Energy Equipment & Services – 0.7%
Schlumberger Ltd.	130,522	11,249,691

Oil, Gas & Consumable Fuels – 2.7%
Anadarko Petroleum Corp.	119,396	9,320,052
EOG Resources, Inc.	107,102	9,376,780
Marathon Petroleum Corp.	188,152	9,842,231
Occidental Petroleum Corp.	171,506	13,338,022
Valero Energy Corp.	97,007	6,072,638

		47,949,723

		59,199,414

Telecommunication Services – 0.9%
Diversified Telecommunication Services – 0.9%
Verizon Communications, Inc.	346,259	16,139,132

Utilities – 0.0%
Independent Power and Renewable Electricity Producers – 0.0%
8Point3 Energy Partners LP(a)	19,460	362,345

Total Common Stocks (cost $1,204,542,846)		1,192,658,398

AB SELECT US LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
Health Care Select Sector SPDR Fund (cost $1,986,626)	26,623	$1,980,485

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Equities – 0.0%
King Digital Entertainment PLC Expiration: Jul 2015, Exercise Price: $ 15.00(a)(b)	1,080	108,000
King Digital Entertainment PLC Expiration: Jul 2015, Exercise Price: $ 16.00(a)(b)	671	132,522

Total Options Purchased – Puts (premiums paid $281,761)		240,522

	Shares
SHORT-TERM INVESTMENTS – 31.8%
Investment Companies – 31.8%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(c)(d) (cost $557,854,094)	557,854,094	557,854,094

Total Investments Before Securities Sold Short – 99.9% (cost $1,764,665,327)		1,752,733,499

SECURITIES SOLD SHORT – (15.5)%
INVESTMENT COMPANIES – (13.5)%
Funds and Investment Trusts – (13.5)%
Financial Select Sector SPDR Fund	(1,105,334)	(26,948,043)
iShares 20+ Year Treasury Bond ETF	(58,450)	(6,865,537)
PowerShares Senior Loan Portfolio	(546,762)	(13,007,468)
SPDR S&P 500 ETF Trust	(803,020)	(165,301,667)
SPDR S&P Retail ETF	(249,024)	(24,568,708)

Total Investment Companies (proceeds $242,244,144)		(236,691,423)

COMMON STOCKS – (2.0)%
Information Technology – (1.1)%
Internet Software & Services – (0.3)%
Alibaba Group Holding Ltd. ADR(a)	(34,186)	(2,812,482)
LinkedIn Corp. – Class A(a)	(12,082)	(2,496,504)
Momo, Inc. (Sponsored ADR)(a)	(21,296)	(342,865)

		(5,651,851)

IT Services – (0.4)%
Global Payments, Inc.	(16,044)	(1,659,752)
Infosys Ltd. (Sponsored ADR)	(315,906)	(5,007,110)

		(6,666,862)

Software – (0.4)%
Activision Blizzard, Inc.	(98,782)	(2,391,512)
VMware, Inc. – Class A(a)	(49,286)	(4,225,782)

		(6,617,294)

		(18,936,007)

16	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – (0.5)%
Industrial Conglomerates – (0.3)%
General Electric Co.	(218,104)	$(5,795,023)

Professional Services – (0.2)%
Robert Half International, Inc.	(60,772)	(3,372,846)

		(9,167,869)

Consumer Discretionary – (0.4)%
Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(a)	(26,859)	(164,377)

Internet & Catalog Retail – (0.0)%
JD.com, Inc. (ADR)(a)	(23,221)	(791,836)

Media – (0.3)%
Discovery Communications, Inc. – Class A(a)	(28,250)	(939,595)
Discovery Communications, Inc. – Class C(a)	(20,204)	(627,941)
Twenty-First Century Fox, Inc. – Class A	(95,094)	(3,094,834)

		(4,662,370)

Specialty Retail – (0.1)%
CarMax, Inc.(a)	(38,147)	(2,525,713)

		(8,144,296)

Total Common Stocks (proceeds $37,020,090)		(36,248,172)

Total Securities Sold Short (proceeds $279,264,234)		(272,939,595)

Total Investments, Net of Securities Sold Short – 84.4% (cost $1,485,401,093)		1,479,793,904
Other assets less liabilities – 15.6%		273,687,516

Net Assets – 100.0%		$1,753,481,420

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2015	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Russell 2000 Mini Index Futures	174	September 2015	$21,688,958	$21,756,960	$(68,002)

(a)	Non-income producing security.

(b)	One contract relates to 100 shares.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,206,811,233)	$1,194,879,405
Affiliated issuers (cost $557,854,094)	557,854,094
Deposit at broker for securities sold short	284,402,461
Cash collateral due from broker	2,662,200
Foreign currencies, at value (cost $6)	6
Receivable for investment securities sold	77,112,728
Receivable for capital stock sold	6,101,575
Dividends and interest receivable	1,176,074

Total assets	2,124,188,543

Liabilities
Payable for securities sold short, at value (proceeds received $279,264,234)	272,939,595
Payable for investment securities purchased	84,087,074
Payable for capital stock redeemed	9,680,659
Advisory fee payable	2,505,775
Dividends expense payable	812,178
Distribution fee payable	257,881
Payable for variation margin on exchange-traded derivatives	85,260
Transfer Agent fee payable	30,000
Administrative fee payable	13,988
Accrued expenses and other liabilities	294,713

Total liabilities	370,707,123

Net Assets	$1,753,481,420

Composition of Net Assets
Capital stock, at par	$14,858
Additional paid-in capital	1,750,669,818
Accumulated net realized gain on investment and foreign currency transactions	8,472,149
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(5,675,405)

$1,753,481,420

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$308,234,585	26,179,295	$11.77	*

C	$232,109,483	20,089,537	$11.55

Advisor	$1,189,226,396	100,297,670	$11.86

R	$630,465	53,879	$11.70

K	$30,180	2,562	$11.78

I	$23,250,311	1,960,279	$11.86

*	The maximum offering price per share for Class A shares was $12.30 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• AB SELECT US LONG/SHORT PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $26,619)	$16,446,646
Affiliated issuers	645,731	$17,092,377

Expenses
Advisory fee (see Note B)	30,585,442
Distribution fee—Class A	887,968
Distribution fee—Class C	2,264,058
Distribution fee—Class R	1,840
Distribution fee—Class K	41
Transfer agency—Class A	287,170
Transfer agency—Class C	191,042
Transfer agency—Advisor Class	1,000,748
Transfer agency—Class R	221
Transfer agency—Class K	8
Transfer agency—Class I	5,366
Custodian	352,972
Registration fees	279,133
Recoupment of previously reimbursed expenses	175,196
Printing	144,156
Audit and tax	60,643
Administrative	58,038
Legal	39,419
Directors’ fees	13,806
Miscellaneous	42,652

Total operating expenses (see Note B)	36,389,919
Interest expense	16,350
Dividend expense on securities sold short	2,542,027
Broker fee on securities sold short	861,817

Total expenses		39,810,113

Net investment loss		(22,717,736)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		85,309,209
Securities sold short		(4,859,477)
Futures		113,059
Foreign currency transactions		2,802
Net change in unrealized appreciation/depreciation of:
Investments		(40,164,596)
Securities sold short		7,214,443
Futures		67,816
Foreign currency denominated assets and liabilities		703

Net gain on investment and foreign currency transactions		47,683,959

Net Increase in Net Assets from Operations		$24,966,223

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2015	Year Ended June 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(22,717,736)	$(6,083,908)
Net realized gain on investment transactions and foreign currency transactions	80,565,593	41,390,476
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,881,634)	27,147,217

Net increase in net assets from operations	24,966,223	62,453,785
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(14,568,321)	(2,681,500)
Class C	(9,588,949)	(914,791)
Advisor Class	(50,363,897)	(4,565,404)
Class R	(19,159)	(931)
Class K	(496)	(165)
Class I	(1,185,199)	(255,168)
Capital Stock Transactions
Net increase	296,067,543	1,374,699,191

Total increase	245,307,745	1,428,735,017
Net Assets
Beginning of period	1,508,173,675	79,438,658

End of period (including accumulated net investment loss of $– 0 – and ($92,179), respectively)	$1,753,481,420	$1,508,173,675

See notes to financial statements.

20	• AB SELECT US LONG/SHORT PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio (formerly AB Dynamic All Market Portfolio), AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Portolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select US Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Fund commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Select US Long/Short Portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on

AB SELECT US LONG/SHORT PORTFOLIO •	21

Notes to Financial Statements

redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, Alliance Bernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to

22	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

AB SELECT US LONG/SHORT PORTFOLIO •	23

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$234,062,102		$	– 0	–	$	– 0	–	$234,062,102
Information Technology	219,607,372			– 0	–		– 0	–	219,607,372
Financials	190,517,962			– 0	–		– 0	–	190,517,962
Health Care	171,600,387			425,467			– 0	–	172,025,854
Consumer Staples	139,008,408			– 0	–		– 0	–	139,008,408
Industrials	88,135,628			– 0	–		– 0	–	88,135,628
Materials	73,600,181			– 0	–		– 0	–	73,600,181
Energy	59,199,414			– 0	–		– 0	–	59,199,414
Telecommunication Services	16,139,132			– 0	–		– 0	–	16,139,132
Utilities	362,345			– 0	–		– 0	–	362,345
Investment Companies	1,980,485			– 0	–		– 0	–	1,980,485
Options Purchased — Puts	– 0	–		240,522			– 0	–	240,522
Short-Term Investments	557,854,094			– 0	–		– 0	–	557,854,094

24	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Investment Companies	$(236,691,423)		$	– 0	–	$	– 0	–	$(236,691,423)
Common Stocks*	(36,248,172)			– 0	–		– 0	–	(36,248,172)

Total Investments in Securities	1,479,127,915			665,989			– 0	–	1,479,793,904
Other Financial Instruments**:
Assets	– 0	–		– 0	–		– 0	–	– 0	–
Liabilities:
Futures	(68,002)			– 0	–		– 0	–	(68,002	)#

Total^	$1,479,059,913			$665,989		$	– 0	–	$1,479,725,902

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB SELECT US LONG/SHORT PORTFOLIO •	25

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the all open tax years (all years since inception of the Fund’s) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

26	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.70% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.20%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to October 31, 2014, the Expense Cap for Class A shares was 2.25% of average daily net assets. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until December 12, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before December 12, 2013. The Expense Caps may not be terminated by the Adviser before December 12, 2015. For the year ended June 30, 2015, there were no such reimbursements/waivers.

During the year ended June 30, 2015, the Portfolio made repayments to the Adviser of the offering expenses in the amount of $175,196.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2015, the reimbursement for such services amounted to $58,038.

AB SELECT US LONG/SHORT PORTFOLIO •	27

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $331,471 for the year ended June 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $76,326 from the sale of Class A shares and received $506 and $84,677 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the year ended June 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2015 is as follows:

Market Value June 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)	Dividend Income (000)
$ 723,192	$2,920,247	$3,085,585	$557,854	$646

Brokerage commissions paid on investment transactions for the year ended June 30, 2015 amounted to $5,588,002, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. Prior to October 31, 2014, the Fund paid distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly.

28	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $920,710, $851 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2015, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 5,930,465,138	$5,654,589,888	$3,121,490,214	$2,991,582,042

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government Securities.

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) on Investments	Net Unrealized Appreciation/ (Depreciation) on Securities Sold Short		Net Unrealized Appre- ciation/ (Depre- ciation)
Cost of Investments	Appre- ciation on Investments	Depre- ciation on Investments
$ 1,797,309,357	$17,959,972	$ (62,535,830)	$ (44,575,858)	$(1,472,934	)(a)	$ (46,048,792)

(a)	Gross unrealized appreciation was $6,516,070 and gross unrealized depreciation was $(7,989,004), resulting in net unrealized depreciation of $(1,472,934).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from

AB SELECT US LONG/SHORT PORTFOLIO •	29

Notes to Financial Statements

changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended June 30, 2015, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

30	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended June 30, 2015, the Fund held purchased options for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

AB SELECT US LONG/SHORT PORTFOLIO •	31

Notes to Financial Statements

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At June 30, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$68,002	*

Equity contracts	Investments in securities, at value	$240,522

Total		$240,522		$68,002

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$26,356	$	– 0	–

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	86,703		67,816

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	127,457		(41,239)

Total		$240,516		$26,577

32	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2015:

Futures:
Average original value of sale contracts	$14,847,888
Purchased Options:
Average monthly cost	$279,120	(a)

(a)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley Co., Inc.**	$240,522	$(85,260)	$	– 0	–	$	– 0	–		$155,262

Total	$240,522	$(85,260)	$	– 0	–	$	– 0	–		$155,262

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley Co., Inc.**	$85,260	$(85,260)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$85,260	$(85,260)	$	– 0	–	$	– 0	–	$	– 0	–

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at June 30, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient

AB SELECT US LONG/SHORT PORTFOLIO •	33

Notes to Financial Statements

than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market prices at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

Class A
Shares sold	13,310,399	41,039,439	$160,069,495	$481,747,860

Shares issued in reinvestment of distributions	1,041,586	190,990	12,186,561	2,244,130

Shares redeemed	(27,838,242)	(3,833,532)	(335,733,454)	(45,506,945)

Net increase (decrease)	(13,486,257)	37,396,897	$(163,477,398)	$438,485,045

Class C
Shares sold	8,312,666	15,258,312	$98,821,362	$177,932,996

Shares issued in reinvestment of distributions	749,816	70,347	8,637,876	820,954

Shares redeemed	(4,163,084)	(491,001)	(48,966,708)	(5,768,743)

Net increase	4,899,398	14,837,658	$58,492,530	$172,985,207

34	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

	Shares				Amount
	Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2015		Year Ended June 30, 2014

Advisor Class
Shares sold	76,842,035		73,631,937		$929,973,508			$865,673,993

Shares issued in reinvestment of distributions	3,534,949		329,670		41,570,997			3,883,514

Shares redeemed	(46,723,229)		(9,463,079)		(560,389,782)			(112,195,645)

Net increase	33,653,755		64,498,528		$411,154,723			$757,361,862

Class R
Shares sold	43,940		9,914		$529,830			$117,432

Shares issued in reinvestment of distributions	1,603		65		18,664			765

Shares redeemed	(1,653)		(5,620)		(19,673)			(66,375)

Net increase	43,890		4,359		$528,821			$51,822

Class K
Shares sold	1,562		– 0	–	$18,512		$	– 0	–

Shares issued in reinvestment of distributions	– 0	–(a)	– 0	–	– 0	–(b)		– 0	–

Net increase	1,562		– 0	–	$18,512		$	– 0	–

Class I
Shares sold	1,777,272		3,368,352		$21,352,083			$39,836,635

Shares issued in reinvestment of distributions	56,898		13,922		669,121			163,994

Shares redeemed	(2,712,722)		(3,038,443)		(32,670,849)			(34,185,374)

Net increase (decrease)	(878,552)		343,831		$(10,649,645)			$5,815,255

(a)	Amount is less than one share.

(b)	Amount is less $0.50.

NOTE F

Risks Involved in Investing in the Fund

Short Sales Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

AB SELECT US LONG/SHORT PORTFOLIO •	35

Notes to Financial Statements

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

36	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended June 30, 2015 and the fiscal period ended June 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$75,726,021	$8,417,959

Total taxable distributions paid	$75,726,021	$8,417,959

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$48,801,113
Undistributed capital gains	108,526
Accumulated capital and other losses	(63,890	)(a)
Unrealized appreciation/(depreciation)	(46,049,006	)(b)

Total accumulated earnings/(deficit)	$2,796,743

(a)	As of June 30, 2015, the Fund had deferred losses on unsettled short sales of $63,890.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2015, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs, the utilization of earnings and profits distributed to shareholders on redemption of shares, foreign currency reclassifications, dividend redesignations, the utilization of a net operating loss to offset capital gains, and tax reclassifications of earnings from short sales resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

AB SELECT US LONG/SHORT PORTFOLIO •	37

Notes to Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30,			December 12, 2012(a) to June 30, 2013
	2015	2014

Net asset value, beginning of period	$ 12.12	$ 10.92		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.16)	(.10	)(c)	(.04	)(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.31	1.47		.96

Net increase in net asset value from operations	.15	1.37		.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)		– 0	–

Net asset value, end of period	$ 11.77	$ 12.12		$ 10.92

Total Return
Total investment return based on net asset value(e)	1.31%	12.55%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$308,235	$480,571		$24,783
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.27%	2.31%		2.34	%^
Expenses, before waivers/reimbursements(f)	2.27%	2.36%		3.41	%^
Net investment loss	(1.34)%	(.88	)%(c)	(.94	)%(c)(d)^
Portfolio turnover rate (excluding securities sold short)	535%	581%		282%
Portfolio turnover rate (including securities sold short)	718%	673%		321%

See footnote summary on page 45.

AB SELECT US LONG/SHORT PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30,		December 12, 2012(a) to June 30, 2013
	2015	2014

Net asset value, beginning of period	$ 11.99	$ 10.88	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.25)	(.19)	(.05	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.31	1.47	.93

Net increase in net asset value from operations	.06	1.28	.88

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.55	$ 11.99	$ 10.88

Total Return
Total investment return based on net asset value(e)	.56%	11.76%	8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$232,110	$182,059	$3,836
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.04%	3.06%	3.06	%^
Expenses, before waivers/reimbursements(f)	3.04%	3.06%	3.53	%^
Net investment loss	(2.09)%	(1.64)%	(1.62	)%(d)^
Portfolio turnover rate (excluding securities sold short)	535%	581%	282%
Portfolio turnover rate (including securities sold short)	718%	673%	321%

See footnote summary on page 45.

40	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30,		December 12, 2012(a) to June 30, 2013
	2015	2014

Net asset value, beginning of period	$ 12.17	$ 10.94	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.13)	(.07)	(.02	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.32	1.47	.96

Net increase in net asset value from operations	.19	1.40	.94

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.86	$ 12.17	$ 10.94

Total Return
Total investment return based on net asset value(e)	1.56%	12.80%	9.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,189,226	$810,892	$23,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.04%	2.06%	2.05	%^
Expenses, before waivers/reimbursements(f)	2.04%	2.06%	2.90	%^
Net investment loss	(1.09)%	(.63)%	(.60	)%(d)^
Portfolio turnover rate (excluding securities sold short)	535%	581%	282%
Portfolio turnover rate (including securities sold short)	718%	673%	321%

See footnote summary on page 45.

AB SELECT US LONG/SHORT PORTFOLIO •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30,		December 12, 2012(a) to June 30, 2013
	2015	2014

Net asset value, beginning of period	$ 12.07	$ 10.91	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.18)	(.13)	(.05	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.31	1.46	.96

Net increase in net asset value from operations	.13	1.33	.91

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.70	$ 12.07	$ 10.91

Total Return
Total investment return based on net asset value(e)	1.15%	12.19%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$630	$121	$61
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.57%	2.56%	2.52	%^
Expenses, before waivers/reimbursements(f)	2.57%	2.56%	4.30	%^
Net investment loss	(1.55)%	(1.12)%	(1.06	)%(d)^
Portfolio turnover rate (excluding securities sold short)	535%	581%	282%
Portfolio turnover rate (including securities sold short)	718%	673%	321%

See footnote summary on page 45.

42	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30,			December 12, 2012(a) to June 30, 2013
	2015	2014

Net asset value, beginning of period	$ 12.11	$ 10.92		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.16)	(.12	)(d)	(.06	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.33	1.48		.98

Net increase in net asset value from operations	.17	1.36		.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)		– 0	–

Net asset value, end of period	$ 11.78	$ 12.11		$ 10.92

Total Return
Total investment return based on net asset value(e)	1.40%	12.46%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30	$12		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.31%	2.31%		2.28	%^
Expenses, before waivers/reimbursements(f)	2.31%	2.33%		4.59	%^
Net investment loss	(1.33)%	(.99	)%(d)	(.95	)%(d)^
Portfolio turnover rate (excluding securities sold short)	535%	581%		282%
Portfolio turnover rate (including securities sold short)	718%	673%		321%

See footnote summary on page 45.

AB SELECT US LONG/SHORT PORTFOLIO •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30,			December 12, 2012(a) to June 30,
	2015	2014		2013

Net asset value, beginning of period	$ 12.16	$ 10.93		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.12)	(.08	)(d)	(.04	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.32	1.48		.97

Net increase in net asset value from operations	.20	1.40		.93

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)		– 0	–

Net asset value, end of period	$ 11.86	$ 12.16		$ 10.93

Total Return
Total investment return based on net asset value(e)	1.73%	12.81%		9.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,250	$34,519		$27,282
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.97%	2.07%		2.02	%^
Expenses, before waivers/reimbursements(f)	1.97%	2.09%		4.32	%^
Net investment loss	(1.03)%	(.71	)%(d)	(.70	)%(d)^
Portfolio turnover rate (excluding securities sold short)	535%	581%		282%
Portfolio turnover rate (including securities sold short)	718%	673%		321%

See footnote summary on page 45.

44	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Distributor.

(d)	Net of fees and expenses waived/reimbursed by the Adviser.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude non operating expenses

	Year Ended June 30,		December 12, 2012(a) to June 30, 2013
	2015	2014
Class A
Net of waivers/reimbursements	2.09%	2.17%	2.25	%^
Before waivers/reimbursements	2.09%	2.22%	3.32	%^
Class C
Net of waivers/reimbursements	2.85%	2.92%	2.95	%^
Before waivers/reimbursements	2.85%	2.92%	3.42	%^
Advisor Class
Net of waivers/reimbursements	1.85%	1.92%	1.95	%^
Before waivers/reimbursements	1.85%	1.92%	2.80	%^
Class R
Net of waivers/reimbursements	2.34%	2.44%	2.45	%^
Before waivers/reimbursements	2.34%	2.44%	4.23	%^
Class K
Net of waivers/reimbursements	2.07%	2.19%	2.20	%^
Before waivers/reimbursements	2.07%	2.22%	4.52	%^
Class I
Net of waivers/reimbursements	1.78%	1.95%	1.95	%^
Before waivers/reimbursements	1.78%	1.97%	4.24	%^

^	Annualized.

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	45

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and Shareholders of

AB Select US Long/Short Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Select US Long/Short Portfolio, formerly AllianceBernstein Select US Long/Short Portfolio (the “Fund”), one of the portfolios constituting the AB Cap Fund, Inc., formerly AllianceBernsteain Cap Fund, Inc., as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended and the period December 12, 2012 (commencement of operations) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Select US Long/Short Portfolio, one of the portfolios constituting the AB Cap Fund, Inc., at June 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 12, 2012 (commencement of operations) to June 30, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2015

46	• AB SELECT US LONG/SHORT PORTFOLIO

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2015. For corporate shareholders, 10.68% of dividends paid qualify for the dividends received deduction.

For the taxable year ended June 30, 2015, the Fund designates $9,058,192 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB SELECT US LONG/SHORT PORTFOLIO •	47

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Anthony Nappo(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc 1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Messrs. Kurt A. Feuerman and Anthony Nappo.

48	• AB SELECT US LONG/SHORT PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 55 (2012)	Senior Vice President of the Adviser and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

AB SELECT US LONG/SHORT PORTFOLIO •	49

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., # 73 (2012)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investing experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and Chairman of the Independent Directors Committees of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 73 (2012)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

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Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 71 (2012)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., #, 83 (2012)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

AB SELECT US LONG/SHORT PORTFOLIO •	51

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 79 (2012)	Chairman of the Board of SRC Computers, Inc., (semi-conductors) with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	121

Nancy P. Jacklin, # 67 (2012)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman at the Governance and Nominating Committees of the Funds since August 2014.	121	None

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Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 63 (2012)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee

Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		121	None

AB SELECT US LONG/SHORT PORTFOLIO •	53

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 76 (2012)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

54	• AB SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, Jr. 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Kurt A. Feuerman 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2011. Prior thereto, he was a senior managing director and senior trader of Caxton Associates LP, since prior to 2010.

Anthony Nappo 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2011. Prior thereto, he was a portfolio manager at Surveyor Capital, a group within Citadel LLC, and managed a long/short healthcare portfolio as well as a team of analysts, since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB SELECT US LONG/SHORT PORTFOLIO •	55

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Select US Long/Short Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to

56	• AB SELECT US LONG/SHORT PORTFOLIO

performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the

AB SELECT US LONG/SHORT PORTFOLIO •	57

Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Index (the “Index”), in each case for the 1-year period ended February 28, 2015, and (in the case of comparisons with the Index) the period since inception (December 2012 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, and that it lagged the Index in the 1-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 170 basis points was higher than the Expense Group median and that the administrative expense reimbursement was 1 basis point in the Portfolio’s latest fiscal year. The directors discussed with the Adviser, consistent with a recommendation of the Senior Officer, whether it would be appropriate for the Adviser to share economies of scale with the Portfolio and its shareholders as the Portfolio’s assets grow.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule had no breakpoints and had a performance incentive component. The application of the institutional fee schedule to the Portfolio’s net assets (and assuming no performance incentive payment) would result in a fee rate lower than the rate

58	• AB SELECT US LONG/SHORT PORTFOLIO

at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently below the cap), was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

AB SELECT US LONG/SHORT PORTFOLIO •	59

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio did not contain breakpoints, and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. Following a request by the directors, the Adviser agreed to modify the Portfolio’s fee schedule to implement a breakpoint of 1.60% for average daily net assets in excess of $2.5 billion. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

60	• AB SELECT US LONG/SHORT PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB Select US Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The information in the fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB SELECT US LONG/SHORT PORTFOLIO •	61

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2015.

Portfolio	Advisory Fee Schedule[5]	Net Assets 3/31/15 ($MIL)
Select US Long/Short Portfolio	1.70% of average daily net assets	$1,914.6

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $70,471 (0.01% of the Portfolio’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice

3	Jones v. Harris at 1527.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG: however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at that time.

5	The advisory fee of the Portfolio is based in the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

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prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End
Select US Long/Short Portfolio[8]	Advisor Class A Class C Class R Class K Class I	1.95 2.20 2.95 2.45 2.20 1.95	% %[9] % % % %	1.81 2.09 2.81 2.32 2.06 1.77	% % % % % %	June 30 (ratios as of December 31, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for

6	Semi-annual total expense ratios are unaudited.

7	Annualized

8	The Portfolio’s current fiscal year exposure to ETFs is 1.32% of the Portfolio’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0018%.

9	Prior to November 1, 2014, the expense cap of the Portfolio’s Class A shares was 2.25%. The new expense cap reflects the reduction of 12b-1 fees from 0.30% to 0.25% effective November 1, 2014.

AB SELECT US LONG/SHORT PORTFOLIO •	63

redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2015 net assets.11

Portfolio	Net Assets 3/31/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US Long/Short Portfolio	$1,914.6	Select US Equity Long/Short 1.00% (flat fee plus 20% of high water mark) Minimum account size: $100m	1.840%[12]	1.700%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Select Absolute Alpha Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	The fee shown reflects actual 2014 data provided by the Adviser, of which 1.00% is attributable to the base fee and 0.84% in performance incentive fee. During 2014, the institutional mandate underperformed, on a net of fees basis, its benchmark, the S&P 500 Stock Index, by 10.31%.

64	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio	Luxembourg Fund	Fee[13]
Select US Long/Short Portfolio	Select Absolute Alpha Portfolio
	Class A	1.80% plus 20% of the excess return subject to high watermark[14]

	Class I	1.00% plus 20% of the excess return subject to high watermark[13]

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.15 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)16 and the Portfolio’s contractual management fee ranking.17

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

14	During Select Absolute Alpha’s most recent semi-annual period, Class A and Class I shares of the Luxembourg fund paid the Adviser 2.11% and 2.14% in incentive fees, in addition to the 1.80% and 1.00% base fee, respectively for each share class.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

16	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

17	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a portfolio had the lowest effective fee rate in the Lipper peer group.

AB SELECT US LONG/SHORT PORTFOLIO •	65

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[18]	Lipper EG Median (%)	Lipper EG Rank
Select US Long/Short Portfolio	1.700	1.533	6/9

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.19 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[20]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Select US Long/Short Portfolio	2.172	1.938	6/9	1.852	27/36

Based on this analysis, the Portfolio has equal rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

18	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	Most recently completed fiscal year Class A share total expense ratio.

66	• AB SELECT US LONG/SHORT PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014 relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $142,804, $1,515,156 and $19,457 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.21

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account

21	Effective November 1, 2014, ABI implemented a reduction to the Portfolio’s Class A distribution service payment rate from 0.30% to 0.25%.

AB SELECT US LONG/SHORT PORTFOLIO •	67

for each account maintained by an intermediary on an omnibus basis. ABIS received $159,273 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli22 study on advisory fees and various fund

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

68	• AB SELECT US LONG/SHORT PORTFOLIO

characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings25 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the period ended February 28, 2015.27

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

26	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

27	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

AB SELECT US LONG/SHORT PORTFOLIO •	69

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Select US Long/Short Portfolio
1 year	4.32	3.36	4.90	2/9	33/59

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)28 versus its benchmark.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

		Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Select US Long/Short Portfolio	4.32	11.34	4.44	0.93	1
S&P 500 Index	15.51	21.59	8.23	1.72	1
Inception Date: December 8, 2011

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted that the Portfolio’s net assets increased substantially during the 12 month period ending March 31, 2015. The Portfolio’s investment advisory fee schedule lack potential for sharing of economies of scale through breakpoints. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the Portfolio’s advisory fee schedule. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

28	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

29	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

30	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

70	• AB SELECT US LONG/SHORT PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB SELECT US LONG/SHORT PORTFOLIO •	71

AB Family of Funds

NOTES

72	• AB SELECT US LONG/SHORT PORTFOLIO

NOTES

AB SELECT US LONG/SHORT PORTFOLIO •	73

NOTES

74	• AB SELECT US LONG/SHORT PORTFOLIO

NOTES

AB SELECT US LONG/SHORT PORTFOLIO •	75

NOTES

76	• AB SELECT US LONG/SHORT PORTFOLIO

AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SULS-0151-0615

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Emerging Markets Growth	2014	$—	$—	$—
	2015	$30,546	$—	$2,283
AB Select US Equity	2014	$30,067	$—	$12,861
	2015	$30,978	$42	$17,044
AB Select US Long/Short	2014	$34,035	$—	$5,839
	2015	$35,067	$—	$21,888
AB Concentrated Growth	2014	$15,000	$—	$—
	2015	$20,606	$25	$14,844
AB Concentrated International Growth	2014	$—	$—	$—
	2015	$18,750	$—	$11,245
AB Global Core Equity	2014	$—	$—	$—
	2015	$30,546	$—	$2,283

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Markets Growth	2014	$—	$—
			$—
			$—
	2015	$420,533	$2,283
			$—
			$(2,283)
AB Select US Equity	2014	$458,863	$12,861
			$—
			$(12,861)
	2015	$595,871	$17,044
			$—
			$(17,044)
AB Select US Long/Short	2014	$451,841	$5,839
			$—
			$(5,839)
	2015	$600,715	$21,888
			$—
			$(21,888)
AB Concentrated Growth	2014	$446,002	$—
			$—
			$—
	2015	$593,671	$14,844
			$—
			$(14,844)
AB Concentrated International Growth	2014		$—
			$—
			$—
	2015	$590,072	$11,245
			$—
			$(11,245)
AB Global Core Equity	2014	$—	$—
			$—
			$—
	2015	$420,533	$2,283
			$—
			$(2,283)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 21, 2015